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(ICON)

SEMIANNUAL REPORT JANUARY 31, 2000

Target Funds

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)


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Build on the Rock

THE TARGET FUNDS: RESEARCH DRIVEN--RESULTS ORIENTED

The Target Funds are managed by an elite group of independent money-management firms, selected by Prudential through a rigorous selection process based on the managers' long-term risk-adjusted performance, well-defined and disciplined investment process, consistency of investment style, reputation, management stability, and compliance procedures. Prudential continues to monitor the performance, investment style consistency, and asset class purity of Target Fund managers.

For each Target domestic equity fund, two leading investment firms share responsibility. This dual-manager approach may enhance diversification.

                          Contents
                        1 Message From the Fund's President
                          Performance Review
                        2 Large Capitalization Growth Fund
                        5 Large Capitalization Value Fund
                        8 Small Capitalization Growth Fund
                       12 Small Capitalization Value Fund
                       16 International Equity Fund
                       19 Total Return Bond Fund
                       21 Combined Financial Statements

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                                        www.prudential.com (800) 225-1852

Message From the Fund's President       As of March 6, 2000

(PHOTO)
DEAR SHAREHOLDER,
The three months after the inception of the Target Funds were characterized by a very unusual investment environment. The price gap between the most expensive fifth of the S&P 500 and the other 80% was far greater than at any other time in the past 30 years. Stock-price volatility was extraordinarily high. With this heightened market uncertainty, it is particularly important to have diversified investments.

The Target Funds are committed to style consistency so our shareholders can maintain the diversification profile they have selected. In this unusual market, some of our Target Funds were hurt by their consistent adherence to their investment disciplines. After several years of superior growth-style performance, many other value managers have chased the market, diluting their style consistency. They benefited over our reporting period in comparison with the strictly disciplined Target value managers. Historically, however, such runs of style superiority have always come to an end. Since these ends often come rapidly, we believe a diversified asset allocation is your best protection. Our Small Capitalization Growth Fund also trailed its Lipper Average. It was operating in a very speculative market: the five best performers in the top-performing healthcare sector were biotech companies with no reported earnings. Target Fund managers generally have a preference for companies whose growth potential has been demonstrated.

Sincerely,

John R. Strangfeld
President
Target Funds
                                  1


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Target Funds                Large Capitalization Growth Fund

Performance Review

A GROWTH MARKET
In the three months between the inception of Large Capitalization Growth Fund on November 3, 1999, and the end of the fiscal period on January 31, 2000, there was a large market gain that was narrowly concentrated in technology growth stocks, followed by a swift decline in January by many of the stocks and sectors that had led the advances. Among S&P 500 companies, growth stocks fell more than twice as far, on average, as value stocks. Technology stocks still finished almost 18 percentage points ahead of the next highest-performing sector over this period.

Large Capitalization Growth Fund returned a very strong 16.00% (Class A shares) in this abbreviated reporting period--almost three percentage points above the 13.35% Lipper Average. Including sales charges, the Fund's Class A shares returned 10.20%. Both of its managers had more invested in the technology sector than technology's share of the S&P 500. However, Oak Associates had a much less diversified portfolio and a correspondingly higher return in this narrow market. About 30% of its holdings on January 31 were semiconductor companies. The five largest contributors to its return were in the technology sector. They were led by Aspect Communications, which makes systems for responding to customer service requests. Applied Materials and Cisco Systems (both described in the table of Five Largest Holdings) also were top performers. Columbus Circle's gains were led by Enron and Ciena (both in its Five Largest Holdings table). Although it had only a slight overweight of technology, its return was dominated by its strong selection in the sector. However, it also held the conglomerate Tyco, which lost considerable ground over the period, and several financial firms that performed poorly. Columbus Circle's more diversified style means it is likely to be less exposed when the volatile technology sector has a difficult stretch.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
56.0%  Technology
10.4%  Consumer Services
10.0%  Financial Services
 7.7%  Business Services
 5.1%  Consumer Staples
 4.1%  Energy
 3.5%  Basic Industries
 3.2%  Cash & Equivalents

                                         2


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                         www.prudential.com (800) 225-1852

Performance at a Glance

INVESTMENT GOALS AND STYLE
Large Capitalization Growth Fund, managed by Columbus Circle Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. It purchases stocks of large companies that the managers believe will have faster earnings growth than that of the Standard & Poor's 500 Stock Index (S&P 500).

Cumulative Total Returns1                As of 1/31/00

                                                  Since Inception2
                                   (Without Sales Charge)   (With Sales Charge)
Class A                                     16.00%                  10.20%
Class B                                     15.90                   10.90
Class C                                     15.90                   13.74
Lipper Large-Cap Growth Fund Avg.3          13.35                    N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Large-Cap Growth Fund category. The Lipper average is unmanaged. Large-Cap Growth funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill Companies, Inc.


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Target Funds        Large Capitalization Growth Fund

Five Largest Holdings expressed as a percentage of the Fund's net assets

Columbus Circle Investors  As of 1/31/00
-------------------------------------------------------------------------------
10.8%  Cisco Systems/Networking
       Leading manufacturer of data networking equipment. Provides most of the Internet switching infrastructure for both carriers and corporate entry points, as well as internal corporate networks. It is moving into the telecommunications service market.

3.2%   Microsoft/Computer Software
       World's largest software company. The biggest profit beneficiary of the cheap PC boom, while its corporate business should receive a boost from Windows 2000.

3.1%   Ciena Corp./Electronics
       Makes systems that increase the carrying capacity of fiberoptic telecom networks. Its core business is rebounding. Ciena offers the prospect of continued long-term growth.

1.9%   Enron/Energy
       The largest buyer and seller of natural gas in the United States, Enron has strong potential for earnings growth from the national fiberoptic network its communications arm is building.

1.5%   Motorola/Electronics
       World's third largest maker of semiconductors and second largest maker of mobile phones. A continued turnaround in its wireless telephone and electronic infrastructure businesses and a good new product pipeline make Motorola an attractive growth proposition.

Oak Associates, Ltd.  As of 1/31/00
-------------------------------------------------------------------------------
10.8%  Cisco Systems/Networking
       Creates hardware and software solutions that link computer networks. We believe that Cisco is the premier growth company in the United States. Its highly talented, visionary management team has an aggressive acquisition strategy.

5.6%   Applied Materials/Semiconductor Capital Equipment
       The leader in the semiconductor equipment business, which is in the early stages of long-term growth. The DRAM (computer memory chip) outlook continues to be favorable, but the drivers of the industry now also include the communications, consumer, and server markets.

4.7%   Intel/Semiconductors
       The dominant provider of central processing chips for personal computers, Intel has created a new business unit to focus on the wireless telecommunications industry. Intel's financial, manufacturing, and marketing muscle makes it a strong long-term growth story.

3.4%   Xilinx/Semiconductors
       The leading innovator in complete programmable logic chips, a market segment protected by significant barriers to entry. The communications sector provides most of Xilinx's sales, but its products are gaining in networking, telecommunications, and wireless.

3.4%   Linear Technology/Semiconductors
       Makes semiconductor chips that translate analog data--such as sound, pressure, temperature, and voltage--into digital information. A shortage of high-end analog products has brought production rates near their historical highs. Growth in 2000 should benefit from the robust demand for cellular telephones.
                                        4


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Target Funds              Large Capitalization Value Fund

Performance Review

A GROWTH MARKET
In the three months between the inception of Large Capitalization Value Fund on November 3, 1999, and the end of the fiscal period on January 31, 2000, there was a large market gain that was narrowly concentrated in technology growth stocks and then a swift decline in January by many of the stocks and sectors that had led the advances. Among S&P 500 companies, growth stocks fell more than twice as far, on average, as value stocks, but didn't erase their lead for the entire period. Technology stocks still finished almost 18 percentage points ahead of the next highest-performing sector over this period.

Large Capitalization Value Fund had a -6.63% return primarily because value stocks were deeply out of favor during this period. It trailed the -1.15% Lipper Average because both managers adhered to a strict value style. Including sales charges, the Fund's Class A shares returned -11.29%. INVESCO attributed its poor performance primarily to an underrepresentation of stocks with price momentum. Hotchkis and Wiley's underperformance was primarily due to the absence of any technology stocks among its selections and to the poor performance of its financial and energy stocks (such as Phillips Petroleum) over this period. Hotchkis and Wiley also selected Philip Morris, which suffered from the investing public's aversion to tobacco-related stocks. In the opinion of many analysts, the non-tobacco businesses of Philip Morris are worth more than its current stock price.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
19.1%  Utilities
17.9%  Financial Services
11.7%  Other
10.7%  Consumer Staples
 9.9%  Consumer Cyclical
 9.1%  Basic Industries
 8.2%  Energy
 7.9%  Technology
 5.5%  Cash & Equivalents

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Target Funds                 Large Capitalization Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
Large Capitalization Value Fund, managed by INVESCO Capital Management, Inc. and Hotchkis and Wiley, has total return as its investment objective. Total return consists of capital appreciation and dividend income. The Fund seeks investments that will increase in value and also pay the Fund dividends. It invests in large company stocks that its managers believe to be undervalued, given the companies' sales, earnings, book value, cash flow, and recent performance.

Cumulative Total Returns1                 As of 1/31/00

                                                  Since Inception2
                                   (Without Sales Charge)   (With Sales Charge)
Class A                                   -6.63%                  -11.29%
Class B                                   -6.92                   -11.92
Class C                                   -6.92                    -8.85
Lipper Multi-Cap Value Fund Avg.3         -1.15                     N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Multi-Cap Value Fund category. The Lipper average is unmanaged. Multi-Cap Value funds, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) more than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill Companies, Inc.

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Target Funds                  Large Capitalization Value Fund

Five Largest Holdings expressed as a percentage of the Fund's net assets

INVESCO                                                           As of 1/31/00
-------------------------------------------------------------------------------
2.9%  AT&T Corp./Telecommunications
      Communication services and products, including voice, data, and telecommunication services. Margins as well as numbers of subscribers in both their data and local voice services are increasing rapidly. Wireless revenues also have risen substantially.

2.3%  Ford Motor Company/Automobiles
      World's second largest auto manufacturer. Although industry sales are expected to retreat slightly, Ford's earnings should continue to grow because its favorable light truck mix appeals to consumers. Ford is trading at only eight times estimated 2000 earnings.

1.3%  Exxon Mobil Corporation/Oil
      Exxon bought Mobil to form the world's largest oil company, and the fourth largest U.S. company by sales. Exxon Mobil is well established from reserves to distribution.

1.3%  Bank of America/Banking
      The holding company for Bank of America and Nationsbank, it is the largest U.S. bank and the first to operate coast to coast. Both banks had been aggressive acquisitors and the combination is well established, yet it sells for only nine times earnings.

0.7%  Citigroup/Financial Services
      The world's largest financial services firm, formed by the merger of Citicorp and Travelers Group. A strong global position in banking and the second largest U.S. credit-card issuer.

Hotchkis and Wiley                                                As of 1/31/00
-------------------------------------------------------------------------------
2.9%  AT&T Corp./Telecommunications
      Communication services and products, including voice, data, and telecommunication services. Margins as well as numbers of subscribers in both their data and local voice services are increasing rapidly. Wireless revenues also have risen substantially.

2.3%  Ford Motor Company/Automobiles
      World's second largest auto manufacturer. Although industry sales are expected to retreat slightly, Ford's earnings should continue to grow because its favorable light truck mix appeals to consumers. Ford is trading at only eight times estimated 2000 earnings.

1.6%  General Motors Corp./Automobiles
      World's largest automotive company. Has been reducing costs and increasing operating efficiency. Its technology assets--such as Hughes and promising Internet investments--should be passed on to investors by GM's shareholder-friendly management, leaving a powerful cash-flow-generating global automotive company.

1.6%  International Paper/Forest Products
      A paper and forest product industry leader, benefiting from positive industry pricing and volume and a favorable long-term supply/demand outlook. Is realizing merger synergies from its Union Camp acquisition, and continually brings its costs of doing business lower.

1.5%  Reynolds Metals Co./Metals
      Produces a variety of aluminum, plastic, and other products. We expect greater profitability as industry consolidation shifts pricing power to the producers, while worldwide economic strength increases demand. Selling at a very low multiple of next year's earnings.

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Target Funds       Small Capitalization Growth Fund

Performance Review

A VERY NARROW MARKET
Small Capitalization Growth Fund returned 12.30% in the three months between its inception on November 3, 1999, and the end of the fiscal period on January 31, 2000. Nonetheless, it trailed the Lipper Small-Cap Growth Fund Average of 32.98% because the market gains were narrowly concentrated in "new economy" growth stocks (technology, telecommunications, and biotechnology). Including sales charges, the Fund's Class A shares returned 6.69%. Only 12 stocks contributed half of the January gains of the Russell 2000 Index. Both managers, Sawgrass Asset Management and Fleming Asset Management USA, focus on companies with rising earnings, but the small-cap growth market has been rewarding highly speculative stocks, such as initial public offerings (IPOs) of stock, even though they have no earnings. The Fund's preference for solid, growing companies that have a greater chance of surviving has actually hurt its relative short-term performance.

For a few years now, small-cap stocks have been trailing those of larger firms. However, in 1999, the small-cap Russell 2000 Index edged ahead of the large-cap S&P 500 at the very end of the year, but the gains were focused in growth stocks; the Russell 2000 Value Index declined over the year. Although the Russell 2000 Value Index was positive over the three months ended January 31, 2000, the Russell Growth Index had far superior returns. By and large, the improved performance of small-cap stocks represented many investors' broader search among technology and biotechnology firms to include the more speculative start-ups and small companies, while they narrowed their focus to exclude non-technology companies.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
41.9%  Technology
15.7%  Consumer Cyclical
12.9%  Miscellaneous
12.2%  Business Services
 5.6%  Financial Services
 4.2%  Consumer Staples
 2.2%  Utilities
 0.8%  Consumer Services
 4.5%  Cash & Equivalents

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                                   www.prudential.com (800) 225-1852
Performance at a Glance

INVESTMENT GOALS AND STYLE
Small Capitalization Growth Fund, managed by Sawgrass Asset Management and Fleming Asset Management USA, has maximum capital appreciation as its investment objective. To achieve that objective, the Fund invests in the stocks of small companies that the managers expect to increase their earnings faster than the growth rate of the U.S. economy.

Cumulative Total Returns1                          As of 1/31/00

                                                  Since Inception2
                                   (Without Sales Charge)   (With Sales Charge)
Class A                                   12.30%                   6.69%
Class B                                   12.10                    7.10
Class C                                   12.10                    9.98
Lipper Small-Cap Growth Fund Avg.3        32.98                     N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Small-Cap Growth Fund category. The Lipper average is unmanaged. Small-Cap Growth funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P(R) SmallCap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill Companies, Inc.

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Target Funds            Small Capitalization Growth Fund

Five Largest Holdings expressed as a percentage of the Fund's net assets

Sawgrass Asset Management As of 1/31/00
-------------------------------------------------------------------------------
2.3%  Salton/Consumer Products
      Designs and markets, but does not manufacture, home appliances that are sold under such brand names as Salton, Farberware, White-Westinghouse, and Toastmaster. With a single-digit price/earnings ratio, the stock rose 43% over our reporting period.

2.0%  Electro Scientific Industries, Inc./Capital Equipment
      Manufactures and tests equipment for the electronics industry. Its products support the rapidly growing personal computer and cellular telephone industries. Its stock rose 52% over our reporting period.

2.0%  Credence Systems/Electronic Measuring Instruments
      Tests equipment for semiconductor integrated circuits. Its stock rose 69% over our reporting period.

1.8%  International Rectifier/Semiconductors
      Makes power semiconductors, which convert line power to a usable form for power supplies, motor drives, and lighting ballasts.

1.8%  Zebra Technologies/Capital Equipment
      A leading maker of bar code labeling equipment and plastic card printers for the personal identification market. It also supplies the software for automatic identification and data collection.

Fleming Asset Management USA  As of 1/31/00
-------------------------------------------------------------------------------
2.3%  AmeriCredit/Financial Services
      The only sub-prime auto lender to survive the 4- to 5-year shakeout. A specialist in sub-prime lending, AmeriCredit now has little competition. Credit quality is improving while originations are growing at about 40% a year.

1.5%  Scotts Company/Consumer Products
      Lawn and garden care products under brand names such as Scotts, Ortho, Miracle-Gro, and Roundup.

1.5%  Penton Media/Advertising Services
      Publishes 50 trade magazines and provides marketing services, such as trade shows and websites, for 10 industries, including engineering and electronics.

1.4%  Acxiom/Business Services
      A data warehouse with a database encompassing more than 95% of U.S. households. Provides analytical targeting services. Sales rose 28% in 1999. Excellent long-term growth potential because it increases the productivity of marketing activity.

1.3%  Interim Services/Human Resources
      A large placement and temporary personnel firm that we believe has strong long-term growth potential. Benefits from the trends toward greater career movement and outsourcing of human resource services.

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                                    www.prudential.com (800) 225-1852

Performance Review (Cont'd)

Sawgrass had the stronger performance because of its sharp focus on technology stocks and excellent selection among healthcare stocks, such as King Pharmaceuticals. Among its largest positions, Credence Systems, Salton, and International Rectifier (see table of Five Largest Holdings) also were among the largest contributors to the Fund's return. Moreover, it had underweighted the poor-performing financial sector, which suffered from expectations of rising interest rates. However, Sawgrass' technology selections underperformed the sector, which included some very speculative stocks with extraordinary returns over this period. Sawgrass also suffered from its larger representation of consumer cyclicals, such as Cost Plus and Spiegel.

Fleming's return was hurt primarily by its underweight in technology and healthcare, particularly in the biotechnology sector that contributed most to the index gains. However, late in the period, it identified biotechnology firms (such as Aurora Biosciences and Genzyme Transgenics) that fit its selection criteria. It benefited from its holdings of consumer cyclicals, such as TV Guide. Acxiom and Interim Services (see table of Five Largest Holdings) were also strong contributors.

Target Funds           Small Capitalization Value Fund

Performance Review

THE MOST NEGLECTED ARENA
Small Capitalization Value Fund was operating in the most neglected group of stocks. In the three months between the inception of Target Small Capitalization Value Fund on November 3, 1999, and the end of the fiscal period on January 31, 2000, the Fund's Class A shares lost 1.70%, while the Lipper Small-Cap Value Average returned 5.11%. Including sales charges, the Fund's Class A shares returned -6.62%. Most investors focused narrowly on technology firms during this period. We suspect the Fund's competitors allowed their holdings to creep upward in capitalization and valuations, since the benchmark Lipper Average was well above the return of the unmanaged Russell 2000 Value Index. The Target Fund managers, of course, are required to maintain style discipline. Much of the gains among companies with inexpensive stock was due to takeover activity. Business rivals, company managers, and suppliers or customers were in an excellent position to appreciate and take advantage of the bargain prices on neglected companies.

For a few years now, small-cap stocks have been trailing those of larger firms. However, in 1999, the small-cap Russell 2000 Index edged ahead of the large-cap S&P 500 at the very end of the year, but the gains were focused in growth stocks; the Russell 2000 Value Index declined over the year. Although the Russell 2000 Value Index was positive over the three months ended January 31, 2000, the Russell 2000 Growth Index had far superior returns. By and large, the improved performance of small-cap stocks represented many investors' broader search among technology and biotechnology firms to include the more speculative start-ups and small companies, while they narrowed their focus to exclude non-technology companies.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
17.6%  Technology
16.0%  Consumer Staples
12.6%  Financial Services
12.3%  Miscellaneous
11.7%  Consumer Cyclical
 9.9%  Consumer Services
 6.7%  Energy
 6.0%  Business Services
 2.0%  Utilities
 5.2%  Cash & Equivalents
                              www.prudential.com (800) 225-1852
Performance at a Glance

INVESTMENT GOALS AND STYLE
Small Capitalization Value Fund, managed by Lazard Asset Management and DLJ Asset Management, Inc. (formerly known as Wood, Struthers & Winthrop), has above-average capital appreciation as its investment objective. To achieve this, the Fund invests in stocks of small companies that its managers believe to be undervalued, given the companies' sales, earnings, book values, cash flows, and recent performances.

Cumulative Total Returns1     As of 1/31/00

                                                  Since Inception2
                                   (Without Sales Charge)   (With Sales Charge)
Class A                                   -1.70%                  -6.62%
Class B                                   -1.90                   -6.90
Class C                                   -1.90                   -3.88
Lipper Small-Cap Value Fund Avg.3          5.11                     N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Small-Cap Value Fund category. The Lipper average is unmanaged. Small-Cap Value funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P(R) SmallCap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings ratio, book value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill Companies, Inc.

Target Funds         Small Capitalization Value Fund

Five Largest Holdings expressed as a percentage of the Fund's net assets

DLJ Asset Management, Inc.  As of 1/31/00
-------------------------------------------------------------------------------
1.2%  Varian, Inc./Electronics
      A manufacturer of scientific instruments and equipment, formed in 1999 when Varian Associates split into separate medical, semiconductor, and instrument companies. We expect their margins to improve as they reduce costs. Moreover, investors are paying more attention to companies exposed to the healthcare and semiconductor markets.

1.1%  Cambrex Corp./Chemicals
      Manufactures ingredients, chemicals, and cell culture products for the biotech and pharmaceutical industries. As these industries focus on their core competencies in drug development, Cambrex helps them outsource the production of components.

1.0%  Electro Scientific Industries, Inc./Electronics
      A diversified electronics firm that makes equipment used in the production of components for pagers, cellular phones, personal computers, and other electronic products. Benefiting from rebounding demand as it helps its customers produce products faster and cheaper.

1.0%  C&D Technologies/Electronics
      Produces power supply equipment for the telecommunications market, including battery chargers for cellular telephones as well as for industrial batteries. Explosive growth in the telecommunications markets is driving strong demand. The company also has interesting applications in standby power markets, such as electric vehicles, with great potential.

1.0%  Jones Pharma, Inc./Drugs & Healthcare
      A specialty pharmaceutical manufacturer that specializes in revitalizing compounds that are too small for the major manufacturers to focus attention on. The company has a strong franchise in the endocrine area. Sales in 1999 were 28% above 1998.

Lazard Asset Management  As of 1/31/00
-------------------------------------------------------------------------------
0.7%  Helmerich & Payne, Inc./Oil & Gas
      Operates land and offshore oil and gas drilling rigs. Attractively valued; its premium-quality rig fleet should be in greater demand with the recent rise in energy prices.

0.7%  Bell & Howell Co./Electronics
      Offers a database of periodicals, newspapers, dissertations, research collections, and abstracts in electronic and microfilm formats and other document/electronics services. Its current operations seem stable; future plans favor niche acquisitions.

0.7%  Pennzoil-Quaker State Co./Oil & Gas
      Makes the two largest brands of motor oil in the United States, and owns the nation's largest chain of oil-change centers--Jiffy Lube. Is inexpensively valued relative to its peers, and has solid cash flow.

0.7%  Fuller (H.B.) Co./Chemicals
      Adhesives, sealants, and coatings used in a wide variety of products from shoes to cars. In 1998, began restructuring to bring down its costs. Net income in 1999 was 171% higher.

0.6%  Tektronix, Inc./Electronics
      Commands a solid market share in the office color printer market. This is an attractive business where unit numbers seem to be rapidly growing.

                                        www.prudential.com (800) 225-1852
Performance Review (Cont'd)

Lazard's strong stock selection in the consumer discretionary, utilities, and energy sectors produced a positive return over our reporting period, despite its de-emphasis of technology and telecommunications and the poor performance of its healthcare stocks. It had particularly good results from Pier 1 (which benefited from strong holiday sales figures), Harman International, and Credence Systems. Its shares of Varian Medical, the leading manufacturer of cancer radiation equipment, moved up sharply in January upon announcement of a joint venture with General Electric.

DLJ Asset Management, Inc. benefited from its strong focus on technology firms compared to the Russell 2000 Value Index, but nonetheless, its selections held back the Fund's return. Among the largest contributors to its performance were Methode Electronics (which has an optoelectronics division with strong growth potential), DII Group (which was sold after the stock rose upon receipt of a takeover offer), and Electro Scientific Industries (see table of Five Largest Holdings). Its second heaviest focus was healthcare, which included Jones Pharma (see table of Five Largest Holdings), the best performer over the reporting period. The return suffered particularly from its financial services holdings (Horace Mann, Bank United, and First Merit), which were hurt by rising interest rates; by Land's End, which reported disappointing holiday sales; and by ITT Educational, which is moving to a networking-focused curriculum. Investors are worried about the impact of the transition on earnings. DLJ
Asset Management, Inc. believes these are all temporary concerns, and has confidence in these holdings.
                                       15

Target Funds            International Equity Fund

Performance Review

A GLOBAL GROWTH-STOCK ENVIRONMENT
International Equity Fund declined 1.20% (Class A shares) between its inception on November 3, 1999, and the end of the fiscal period on January 31, 2000, while the Lipper International Fund Average gained 14.16%. Including sales charges, the Fund's Class A shares returned -6.14%. Many funds in the Lipper universe invested a large portion of their assets in developing market countries, which had been depressed by the Asian recession. They rebounded sharply over our reporting period. The Fund has stayed in developed markets, which tend to be less volatile. Moreover, over the reporting period, growth stocks beat value stocks by a significant margin, as measured by Morgan Stanley Capital International (MSCI) All-Country World Growth and Value Indexes. Lazard's value style of management was at a disadvantage.

The Fund's performance also suffered from a January decline in Sony stock, its second largest holding at period end. (However, Sony reached a three-year high at the end of February, after our reporting period, in anticipation of a strong reception for Playstation 2.) Poor performance by the Fund's consumer goods and U.K. holdings also hurt its return. However, stock selection in the consumer staples, finance, and materials sectors helped. Particularly strong contributions came from Heineken, which continued to capture share of the global beer market, and two telecommunications service companies--NTT Mobile Communications (Japan) and Telefonica (Spain).

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
23.7%  Financial Services
16.8%  Consumer Services
15.5%  Miscellaneous
 8.7%  Technology
 6.9%  Consumer Staples
 6.0%  Energy
 5.0%  Consumer Cyclical
 4.7%  Utilities
 3.4%  Basic Industries
 2.2%  Business Services
 7.1%  Cash & Equivalents

Geographic Concentration
Sectors expressed as a percentage of net assets as of 1/31/00
30.3%  Other Continental Europe
24.0%  Japan
19.6%  United Kingdom
 9.7%  Germany
 5.1%  Scandinavia
 4.2%  Pacific Basin (excluding Japan)
 7.1%  Cash & Equivalents
                                 www.prudential.com (800) 225-1852
Performance at a Glance

INVESTMENT GOALS AND STYLE
International Equity Fund, managed by Lazard Asset Management, has capital appreciation as its investment objective. It purchases stocks of foreign companies to achieve this objective. These companies may be based in countries with either developing or developed economies. It may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary Receipts, and European Depositary Receipts, which are certificates representing an equity investment in a foreign company.

Cumulative Total Returns1             As of 1/31/00

                                                  Since Inception2
                                   (Without Sales Charge)   (With Sales Charge)
Class A                                   -1.20%                  -6.14%
Class B                                   -1.40                   -6.40
Class C                                   -1.40                   -3.39
Lipper International Fund Avg.3           14.16                     N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the International Fund category. The Lipper average is unmanaged. International funds invest their assets in securities with primary trading markets outside the United States.

Target Funds                    International Equity Fund

Five Largest Holdings expressed as a percentage of the Fund's net assets

Lazard Asset Management  As of 1/31/00
-------------------------------------------------------------------------------
3.1%  Telefonica de Espana SA/Telecommunications
      The former telephone monopoly in Spain. Now, a quarter of its sales are from outside Spain, including Portugal, South America, and the United States. Has strong management that often improves service in the markets into which it moves. Potential reduction in debt ratio from current 50% could create additional value.

2.6%  Sony Corp./Electronics
      Second largest electronics manufacturer in the world, with the best-selling Playstation home video game system. Has one of the best managements in Japan and low-profile investments in satellite TV, Internet service providers, and media content that will soon reveal their value. Sony Playstation 2 has already been unveiled, and launches are planned throughout the world during 2000.

2.5%  NTT Mobile Communications Network, Inc./Telecommunications
      Benefiting from both the rapid change from wired lines to wireless and from voice traffic to data and Internet, with ties to Sun Microsystems and Microsoft on next-generation wireless Internet technology. Now inexpensive for a global cellular business, yet controls a dominant above 60% market share in Japan's wireless market.

2.5%  Aventis SA/Pharmaceuticals
      World's largest drug company, formed through the merger of Hoechst and Rhone Poulenc. Has an increasingly focused management selling off chemical operations to specialize in life sciences. We expect future growth from several divisions in drugs and agricultural products.

2.4%  Siemens AG/Industrial Conglomerate
      German-based conglomerate manufactures both industrial and consumer products, including electronic components, communications systems, and power plants. Siemens is restructuring its operations, spinning off some businesses and entering alliances in others. Is inexpensively valued relative to its peers.

Target Funds        Total Return Bond Fund

     Performanc Review

The overall bond market, as measured by the Lehman Aggregate Bond Index, fell during our three-month reporting period. Total Return Bond Fund's -1.63% return for Class A shares trailed the -0.35% Lipper Average of competing funds. Including sales charges, the Fund's Class A shares returned -5.57%. Performance was hurt by the Fund's focus on mortgage-backed securities--a sector where bond prices were particularly volatile--and by its underweighting of investment-grade corporate bonds. The prices of corporate bonds held up relatively well because rapid economic growth eased credit concerns and because companies were reluctant to issue new bonds (which helps meet demand) as we neared the changeover to the year 2000. However, the Fund benefited because its below-Index sensitivity to interest-rate changes buffered the impact as interest rates rose during the period. Rising interest rates result in falling prices for existing bonds. The Fund's underweighting of intermediate maturities, which were affected most, also helped.

Portfolio Composition
Expressed as a percentage of total investments as of 1/31/00
40.4%  Mortgage Backed Securities
37.9%  U.S. Corporate Bonds
18.7%  U.S. Treasuries
 3.0%  Other

Credit Quality
Sectors expressed as a percentage of total long-term investments as of 1/31/00 70.1% Aaa
16.9%  A
 9.9%  Baa
 3.1%  NR
                                     19

Target Funds         Total Return Bond Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
Total Return Bond Fund, managed by Pacific Investment Management Company (PIMCO), has total return as its investment objective. Total return includes both current income and capital appreciation. To achieve this, it invests in debt obligations issued or guaranteed by the U.S. government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies, and foreign governments and their agencies.

Cumulative Total Returns1                  As of 1/31/00

                                                       Since Inception2
                                        (Without Sales Charge)   (With Sales Charge)
Class A                                        -1.63%                  -5.57%
Class B                                        -1.74                   -6.74
Class C                                        -1.74                   -3.72
Lipper Corporate Debt BBB-Rated Fund Avg.3     -0.35                     N/A

Distribution & Yields                     As of 1/31/00

                             Distributions Paid          30-Day
                               Since Inception         SEC Yield
Class A                            $0.11                 4.32%
Class B                            $0.10                 4.00%
Class C                            $0.10                 3.96%

Five Largest Issuers
Expressed as a percentage of net assets as of 1/31/00
52.0%  Gov't National Mortgage Assoc.
26.0%  U.S. Treasuries
 4.0%  Florida Power Corp.
 4.0%  KFW International Finance
 4.0%  Swedbank

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Corporate Debt BBB-Rated Fund category. The Lipper average is unmanaged. Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

       Target Funds        Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)

Shares        Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.8%
Common Stocks
-------------------------------------------------------------------------------------
Banks  4.1%
     37,900   Bank America Corp.                                     $    1,835,781
    165,650   MBNA Corp.                                                  4,182,663
     23,200   Providian Financial Corp.                                   1,957,500
                                                                     --------------
                                                                          7,975,944
-------------------------------------------------------------------------------------
Broadcasting  1.9%
     29,100   AMFM Inc.*                                                  2,269,800
     13,800   Univision Communications Inc.*                              1,478,325
                                                                     --------------
                                                                          3,748,125
-------------------------------------------------------------------------------------
Business Services  5.2%
    126,000   Cendant Corp.*                                              2,543,625
     17,900   Healtheon/WebMD Corp.*                                      1,163,500
     43,500   J.D. Edwards & Co.                                          1,296,844
     24,400   Omnicom Group Inc.                                          2,285,975
     18,100   SAP AG (ADR)(Germany)                                       1,179,894
     22,700   Waters Corp.                                                1,676,962
                                                                     --------------
                                                                         10,146,800
-------------------------------------------------------------------------------------
Computers & Business Equipment  2.1%
    150,400   Compaq Computer Corp.                                       4,117,200

-------------------------------------------------------------------------------------
Computer Software & Services  9.0%
      3,700   Adobe Systems, Inc.*                                          203,731
     29,900   America Online, Inc.*                                       1,702,431
     53,875   EMC Corp.*                                                  5,737,687
     63,100   Microsoft Corp.*                                            6,175,913
     59,800   Parametric Technology Corp.*                                1,281,963
     19,100   Synopsys, Inc.*                                               882,181
      5,100   Yahoo Inc.*                                                 1,642,519
                                                                     --------------
                                                                         17,626,425
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  0.7%
     21,200   Kimberly-Clark Corp.                                        1,313,075

    See Notes to Financial Statements                                     21

       Target Funds        Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Drugs & Healthcare  9.7%
     31,200   Amgen, Inc.*                                           $    1,987,050
     99,600   Columbia/HCA Healthcare Corp.                               2,720,325
      3,600   Incyte Pharmaceuticals, Inc.*                                 395,100
     52,550   Medtronic, Inc.                                             2,404,163
     41,600   Merck & Co., Inc.                                           3,278,600
     15,300   PE Corp.                                                    2,291,175
     49,200   Pfizer Inc.                                                 1,789,650
     68,600   Tenet Healthcare Corp.*                                     1,560,650
     15,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)            981,562
     16,000   Warner-Lambert Co.                                          1,519,000
                                                                     --------------
                                                                         18,927,275
-------------------------------------------------------------------------------------
Electronics  27.4%
     36,900   Adaptec, Inc.*                                              1,932,637
     23,400   Agilent Technologies Inc.                                   1,548,788
     90,600   CIENA Corp.*                                                5,945,625
    192,700   Cisco Systems, Inc.*                                       21,100,650
     70,500   Linear Technology Corp.                                     6,675,469
    133,000   Maxim Integrated Products, Inc.*                            6,666,625
     21,000   Motorola, Inc.                                              2,871,750
    146,300   Xilinx Inc.*                                                6,693,225
                                                                     --------------
                                                                         53,434,769
-------------------------------------------------------------------------------------
Financial Services  5.9%
     19,800   Chase Manhattan Corp.                                       1,592,662
     87,250   Citigroup Inc.                                              5,011,422
     49,900   Morgan Stanley, Dean Witter, Discover & Co.                 3,305,875
     40,900   Wells Fargo & Co.                                           1,636,000
                                                                     --------------
                                                                         11,545,959
-------------------------------------------------------------------------------------
Food & Beverages  3.1%
     34,800   Anheuser Busch Companies, Inc.                              2,349,000
     32,400   Coca-Cola Enterprises Inc.                                    818,100
     51,300   PepsiCo, Inc.                                               1,750,612
     32,700   SYSCO Corp.                                                 1,162,894
                                                                     --------------
                                                                          6,080,606

    22                                     See Notes to Financial Statements

       Target Funds        Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Insurance  2.5%
     27,125   American International Group, Inc.                     $    2,824,391
     28,000   CIGNA Corp.                                                 2,009,000
                                                                     --------------
                                                                          4,833,391
-------------------------------------------------------------------------------------
Leisure  0.6%
     32,000   Disney, (Walt) Co.                                          1,162,000

-------------------------------------------------------------------------------------
Non-Ferrous Metals  1.0%
     27,500   Alcoa, Inc.                                                 1,916,406

-------------------------------------------------------------------------------------
Oil & Gas  2.5%
     55,800   Enron Corp.                                                 3,763,013
     17,000   Schlumberger, Ltd.                                          1,038,063
                                                                     --------------
                                                                          4,801,076
-------------------------------------------------------------------------------------
Retail  2.0%
     40,500   Home Depot, Inc.                                            2,293,313
     27,900   Wal-Mart Stores, Inc.                                       1,527,525
                                                                     --------------
                                                                          3,820,838
-------------------------------------------------------------------------------------
Semiconductors  13.3%
     79,750   Applied Materials, Inc.*                                   10,945,687
    184,175   Atmel Corp.*                                                5,720,936
     93,175   Intel Corp.                                                 9,218,502
                                                                     --------------
                                                                         25,885,125
-------------------------------------------------------------------------------------
Telecommunication  4.2%
      6,650   Aspect Communications, Inc.                                   325,019
     55,200   Global TeleSystems Group, Inc.                              1,376,550
     12,500   Nippon Telegraph & Telephone Corp. (ADR) (Japan)              949,218
     24,800   Research In Motion, Ltd.*                                   1,630,600
     36,600   Tellabs, Inc.                                               1,976,400
     16,400   VoiceStream Wireless Corp.                                  1,924,950
                                                                     --------------
                                                                          8,182,737

    See Notes to Financial Statements                                     23

       Target Funds        Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Utilities  1.7%
     28,700   AES Corp.                                              $    2,299,587
     13,400   Calpine Corp.                                                 979,875
                                                                     --------------
                                                                          3,279,462
                                                                     --------------
              Total common stocks (cost $162,850,281)                   188,797,213
                                                                     --------------
SHORT-TERM INVESTMENTS  2.6%

 Principal
  Amount
   (000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$     5,140   State Street Bank & Trust Co.,
               2.00%, dated 1/31/00, due 2/1/00 in the amount of
               $5,140,286 (cost $5,140,000, collateralized by
               $5,000,000 U.S. Treasury Notes, 8.125%, 8/15/19,
               value of collateral including accrued interest is
               $5,971,888)                                                5,140,000
                                                                     --------------
              Total investments  99.4% (cost $167,990,281; Note 4)      193,937,213
              Other assets in excess of liabilities  0.6%                 1,183,647
                                                                     --------------
              Net Assets  100%                                       $  195,120,860
                                                                     --------------
                                                                     --------------

------------------------------
*  Non-income producing security.
ADR--American Depository Receipt
    24                                     See Notes to Financial Statements

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.5%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  3.0%
     13,930   Lockheed Martin Corp.                                  $      261,188
      5,520   Northrop Grumman Corp.                                        277,380
      4,970   TRW, Inc.                                                     217,748
                                                                     --------------
                                                                            756,316
-------------------------------------------------------------------------------------
Airlines  0.2%
      3,000   Southwest Airlines Co.                                         47,813

-------------------------------------------------------------------------------------
Aluminum  1.5%
        120   Alcoa Inc.                                                      8,363
      5,600   Reynolds Metals Co.                                           373,800
                                                                     --------------
                                                                            382,163
-------------------------------------------------------------------------------------
Apparel & Textiles  1.0%
      2,800   Liz Claiborne, Inc.                                            94,675
      4,200   Russell Corp.                                                  62,737
      3,700   V.F. Corp.                                                     95,969
                                                                     --------------
                                                                            253,381
-------------------------------------------------------------------------------------
Auto Parts  1.7%
      7,350   Dana Corp.                                                    172,725
      5,780   Delphi Automotive Systems Corp.                               100,066
      2,600   Genuine Parts Co.                                              62,725
      3,670   Meritor Automotive, Inc.                                       61,473
      2,120   Tenneco Automotive Inc.                                        21,068
                                                                     --------------
                                                                            418,057
-------------------------------------------------------------------------------------
Automobiles  3.9%
     11,430   Ford Motor Co.                                                568,643
      5,050   General Motors Corp.                                          406,209
                                                                     --------------
                                                                            974,852

    See Notes to Financial Statements                                     25

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Banks  6.8%
      6,500   Bank America Corp.                                     $      314,844
      7,810   Bank One Corp.                                                232,836
      2,200   Chase Manhattan Corp.                                         176,962
      1,600   Comerica, Inc.                                                 70,700
      2,660   First Security Corp.                                           68,827
     11,110   First Union Corp.                                             372,879
      4,900   Fleet Boston Financial Corp.                                  154,044
      4,570   KeyCorp                                                        95,970
      6,800   National City Corp.                                           147,050
      1,420   UnionBanCal Corporation                                        50,499
                                                                     --------------
                                                                          1,684,611
-------------------------------------------------------------------------------------
Building & Construction  0.3%
      2,730   Harsco Corp.                                                   73,539

-------------------------------------------------------------------------------------
Business Services  1.2%
     14,520   Xerox Corp.                                                   303,105

-------------------------------------------------------------------------------------
Chemicals  2.3%
      2,660   Dow Chemical Co.                                              309,890
      3,530   Eastman Chemical Co.                                          140,758
      3,100   Praxair, Inc.                                                 125,744
                                                                     --------------
                                                                            576,392
-------------------------------------------------------------------------------------
Commercial Services  0.4%
      3,500   Quintiles Transnational Corp.                                  92,531

-------------------------------------------------------------------------------------
Computers & Business Equipment  1.6%
      4,000   Compaq Computer Corp.                                         109,500
      1,100   Hewlett-Packard Co.                                           119,075
      1,400   International Business Machines Corp.                         157,062
                                                                     --------------
                                                                            385,637

    26                                     See Notes to Financial Statements

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Conglomerate  1.5%
      1,500   Hanson PLC (ADR) (United Kingdom)                      $       54,000
      1,300   Minnesota Mining & Manufacturing Co.                          121,713
      6,930   Scana Corp                                                    188,410
                                                                     --------------
                                                                            364,123
-------------------------------------------------------------------------------------
Construction Materials  1.8%
      1,400   Illinois Tool Works, Inc.                                      81,900
      7,300   Sherwin-Williams Co.                                          128,663
      3,600   Vulcan Materials Co.                                          152,325
      3,700   York International Corp.                                       89,031
                                                                     --------------
                                                                            451,919
-------------------------------------------------------------------------------------
Consumer Products  2.5%
      1,500   American Greetings Corp.                                       33,188
      5,000   Crown Cork & Seal Co., Inc.                                   101,563
      4,100   Eastman Kodak Co.                                             253,687
      4,550   Fortune Brands, Inc.                                          131,950
     10,990   Pactiv Corp.*                                                 101,657
                                                                     --------------
                                                                            622,045
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  0.5%
      1,900   Kimberly-Clark Corp.                                          117,681

-------------------------------------------------------------------------------------
Domestic Oil  2.5%
      2,400   Atlantic Richfield Co.                                        184,800
      5,230   Conoco Inc. (Class B)                                         123,232
      1,880   Sunoco Inc.                                                    43,358
      9,960   USX - Marathon Group                                          255,847
                                                                     --------------
                                                                            607,237
-------------------------------------------------------------------------------------
Drugs & Healthcare  3.5%
      4,000   Abbott Laboratories                                           130,500
      3,200   American Home Products Corp.                                  150,600
      1,350   Baxter International, Inc.                                     86,231
      5,800   Columbia/HCA Healthcare Corp.                                 158,412
      1,900   Eli Lilly & Co.                                               127,063
      1,700   Merck & Co., Inc.                                             133,981
      2,600   Mylan Laboratories                                             69,225
                                                                     --------------
                                                                            856,012

    See Notes to Financial Statements                                     27

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Electric Utilities  6.8%
      5,490   Central & South West Corp.                             $      110,829
      3,670   CMS Energy Corp.                                              110,100
     10,490   DTE Energy Co.                                                364,527
      3,530   Edison International                                          102,370
      3,000   Entergy Corp.                                                  74,813
      7,240   General Public Utilities Corp.                                209,960
      3,810   PECO Energy Co.                                               158,591
      3,670   PP & L Resources, Inc.                                         85,098
      3,140   Public Service Enterprise Group Inc.                          107,938
      1,772   ScottishPower PLC (ADR) (United Kingdom)                       49,062
      4,000   Southern Co.                                                  102,500
      6,400   Teco Energy Inc.                                              125,600
      2,240   Texas Utilities Co.                                            79,240
                                                                     --------------
                                                                          1,680,628
-------------------------------------------------------------------------------------
Electrical Equipment  1.7%
      2,900   Emerson Electric Co.                                          159,681
      3,200   Johnson Controls, Inc.                                        176,800
      4,000   Raytheon Co.                                                   91,250
                                                                     --------------
                                                                            427,731
-------------------------------------------------------------------------------------
Electronics  0.4%
      2,110   Rockwell International Corp.                                  104,313

-------------------------------------------------------------------------------------
Energy  1.2%
      7,020   Illinova Corp.                                                307,125

-------------------------------------------------------------------------------------
Financial Services  6.1%
      3,000   Associates First Capital Corp.                                 60,000
      2,900   Citigroup Inc.                                                166,569
      7,250   Federal National Mortgage Association                         434,547
      8,230   Household International, Inc.                                 290,107
      2,200   MBIA, Inc.                                                    110,137
      3,200   Morgan Stanley, Dean Witter, Discover & Co.                   212,000
      9,170   Washington Mutual, Inc.                                       232,689
                                                                     --------------
                                                                          1,506,049

    28                                     See Notes to Financial Statements

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Food & Beverages  1.5%
      1,960   Anheuser Busch Companies, Inc.                         $      132,300
      7,000   Sara Lee Corp.                                                129,063
      6,600   SUPERVALU, Inc.                                               118,800
                                                                     --------------
                                                                            380,163
-------------------------------------------------------------------------------------
Forest Products  2.0%
      3,200   Georgia-Pacific Group                                         130,400
      6,120   Georgia-Pacific Corp. (Timber Group)                          132,728
      4,200   Weyerhaeuser Co.                                              240,975
                                                                     --------------
                                                                            504,103
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.9%
      3,900   Whirlpool Corp.                                               227,175

-------------------------------------------------------------------------------------
Insurance  6.8%
        600   Aetna, Inc.                                                    31,950
     14,500   Allstate Corp.                                                336,219
      6,360   American General Corp.                                        390,742
      4,430   Lincoln National Corp.                                        163,633
      1,200   Loews Corp.                                                    67,200
      2,200   MGIC Investment Corp.                                         102,438
      8,150   SAFECO Corp.                                                  199,675
      9,650   St. Paul Companies, Inc.                                      291,309
      4,000   Torchmark Corp.                                               100,750
                                                                     --------------
                                                                          1,683,916
-------------------------------------------------------------------------------------
International Oil  5.5%
      2,000   Chevron Corp.                                                 167,125
      4,000   Exxon Mobil Corp.                                             334,000
     11,070   Occidental Petroleum Corp.                                    220,016
      9,300   Phillips Petroleum Co.                                        380,137
      4,900   Repsol SA (ADR) (Spain)                                        93,100
      3,250   Texaco, Inc.                                                  171,844
                                                                     --------------
                                                                          1,366,222

    See Notes to Financial Statements                                     29

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Machinery  1.3%
      2,600   Caterpillar, Inc.                                      $      110,338
     16,130   CNH Global NV                                                 223,804
                                                                     --------------
                                                                            334,142
-------------------------------------------------------------------------------------
Media  0.6%
      2,100   Gannett Co., Inc.                                             145,950

-------------------------------------------------------------------------------------
Mining  0.8%
      3,370   Phelps Dodge Corp.                                            195,881

-------------------------------------------------------------------------------------
Paper  1.6%
      8,440   International Paper Co.                                       401,955

-------------------------------------------------------------------------------------
Petroleum Services  0.8%
      1,800   Norsk Hydro ASA (ADR) (Norway)*                                71,550
      5,370   Ultramar Diamond Shamrock                                     117,469
                                                                     --------------
                                                                            189,019
-------------------------------------------------------------------------------------
Pollution Control  0.7%
     10,340   Waste Management, Inc.                                        180,950

-------------------------------------------------------------------------------------
Railroads & Equipment  1.6%
      5,000   Burlington Northern, Inc.                                     120,313
      5,400   CSX Corp.                                                     157,950
      7,600   Norfolk Southern Corp.                                        129,200
                                                                     --------------
                                                                            407,463
-------------------------------------------------------------------------------------
Retail  3.3%
      4,800   Albertson's, Inc.                                             147,000
      3,300   Dillard's, Inc. (Class A)                                      63,319
     12,400   Penney (J.C.) Co., Inc.                                       243,350
      4,850   May Department Stores Co.                                     150,956
      5,000   Rite Aid Corp.                                                 35,312
      5,780   Sears, Roebuck & Co.                                          178,819
                                                                     --------------
                                                                            818,756
-------------------------------------------------------------------------------------
Semiconductors  0.9%
      2,100   Intel Corp.                                                   207,769

    30                                     See Notes to Financial Statements

       Target Funds        Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Software  1.5%
      3,200   Computer Associates International, Inc.                $      219,800
      7,000   Compuware Corp.*                                              148,312
                                                                     --------------
                                                                            368,112
-------------------------------------------------------------------------------------
Steel  1.5%
      3,600   Nucor Corp.                                                   179,100
      7,780   USX Corp.-U.S. Steel Group                                    193,527
                                                                     --------------
                                                                            372,627
-------------------------------------------------------------------------------------
Telecommunications  8.4%
      3,750   ALLTEL Corp.                                                  250,312
     13,640   AT&T Corp.                                                    719,510
      3,000   Bell Atlantic Corp.                                           185,813
      3,280   GTE Corp.                                                     240,465
      3,900   MCI WorldCom, Inc.*                                           179,156
      6,110   SBC Communications, Inc.                                      263,494
      1,900   Sprint Corp.                                                  122,906
      1,700   US West Communications Group                                  113,050
                                                                     --------------
                                                                          2,074,706
-------------------------------------------------------------------------------------
Tires & Rubber  0.3%
      6,700   Cooper Tire & Rubber Co.                                       87,519

-------------------------------------------------------------------------------------
Tobacco  1.7%
     20,140   Philip Morris Companies, Inc.                                 421,681

-------------------------------------------------------------------------------------
Toys & Amusements  0.4%
      8,000   Mattel, Inc.                                                   83,500
                                                                     --------------
              Total common stocks (cost $25,203,890)                     23,444,869
                                                                     --------------
SHORT-TERM INVESTMENTS  6.8%
-------------------------------------------------------------------------------------
Investment Company
  1,691,203   Seven Seas Series Government Fund
               (cost $1,691,203)                                          1,691,203
                                                                     --------------
              Total Investments  101.3% (cost $26,895,093; Note 4)       25,136,072
              Liabilities in excess of other assets  (1.3%)                (328,429)
                                                                     --------------
              Net Assets  100%                                       $   24,807,643
                                                                     --------------
                                                                     --------------

------------------------------
*  Non-income producing security.
ADR--American Depository Receipt
    See Notes to Financial Statements                                     31

       Target Funds        Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.5%
Common Stocks
-------------------------------------------------------------------------------------
Audio/Visual  1.4%
      3,500   Polycom, Inc.*                                         $      211,313

-------------------------------------------------------------------------------------
Auto/Truck Equipment  1.2%
      6,200   Copart, Inc.*                                                 105,400
      3,000   Keystone Automotive Industries Inc.*                           16,125
      2,390   Oshkosh Truck Corp.                                            69,310
                                                                     --------------
                                                                            190,835
-------------------------------------------------------------------------------------
Building & Construction  0.9%
      5,400   Insituform Technologies, Inc.*                                139,725

-------------------------------------------------------------------------------------
Business Services  12.2%
      8,510   Acxiom Corp.*                                                 215,675
      5,330   ADVO, Inc.*                                                   138,580
      2,360   AnswerThink Consulting Group, Inc.*                            76,848
      1,500   Asyst Technologies, Inc.*                                     108,750
      2,800   Carrier Access Corp.*                                         123,200
      4,840   CSG Systems International Inc.*                               183,013
      7,880   Interim Services Inc.*                                        197,492
      5,560   Iron Mountain Inc.*                                           182,785
      3,975   Pegasus Systems, Inc.*                                        107,325
     10,180   Penton Media, Inc.*                                           226,505
      2,640   ProBusiness Services, Inc.*                                    72,930
      5,500   Zomax Inc.*                                                   247,500
                                                                     --------------
                                                                          1,880,603
-------------------------------------------------------------------------------------
Commercial Services  0.8%
      4,800   Coinmach Laundry Corp.*                                        48,000
      3,000   Quintiles Transnational Corp.*                                 79,313
                                                                     --------------
                                                                            127,313
-------------------------------------------------------------------------------------
Computers & Business Equipment  13.1%
      3,600   Advanced Digital Information Corp.*                           176,400
      1,800   Black Box Corp.*                                              106,425

    32                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
      1,900   Brooktrout Inc.*                                       $       50,944
      3,520   Cabletron Systems, Inc.*                                       90,420
      2,300   CDW Computer Centers, Inc.*                                   150,434
      2,800   ChoicePoint Inc.*                                              98,000
      3,600   Credence Systems Corp.*                                       305,550
        620   Critical Path Inc.*                                            39,719
      4,800   Cybex Computer Products Corp.*                                252,000
      7,860   Daisytek International Corp.*                                 159,165
      5,900   Insight Enterprises, Inc.*                                    203,550
      3,370   Integrated Systems, Inc.*                                      90,358
      4,500   PC Connection, Inc.*                                          132,750
      4,550   Tech Data Corp.*                                              101,379
      1,500   Xircom, Inc.*                                                  73,969
                                                                     --------------
                                                                          2,031,063
-------------------------------------------------------------------------------------
Consumer Products  3.8%
      7,600   Salton, Inc.*                                                 348,650
      6,700   Scotts Company (The)*                                         234,919
                                                                     --------------
                                                                            583,569
-------------------------------------------------------------------------------------
Drugs & Healthcare  2.4%
      1,200   Aurora Biosciences Corp.*                                      43,800
      4,000   Hooper Holmes, Inc.*                                           77,750
     11,200   NBTY, Inc.*                                                   158,200
      2,100   ResMed Inc.*                                                   90,169
                                                                     --------------
                                                                            369,919
-------------------------------------------------------------------------------------
Educational Services  0.8%
      9,430   Sylvan Learning Systems, Inc.*                                127,894

-------------------------------------------------------------------------------------
Electronics  22.1%
      6,500   ACT Manufacturing Inc.*                                       212,062
      5,430   Applied Power Inc.                                            151,361
      5,100   Audiovox Corp.*                                               242,250
      6,050   Burr-Brown Corp.*                                             223,850
        900   CTS Corp.                                                      63,169

    See Notes to Financial Statements                                     33

       Target Funds        Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
      3,300   Cymer, Inc.*                                           $      181,913
      3,100   DII Group, Inc.*                                              241,025
      3,900   Electro Scientific Industries, Inc.*                          312,487
        675   Electronics for Imaging, Inc.*                                 31,641
      3,700   Integrated Device Technology, Inc.*                           105,450
      8,300   International Rectifier Corp.*                                275,975
      1,050   Jabil Circuit, Inc.*                                           66,413
      6,940   Kemet Corp.*                                                  330,084
      2,100   Kent Electronics Corp.*                                        48,431
      4,900   Kulicke & Soffa Industries, Inc.*                             256,331
      6,775   On Command Corp.*                                             110,094
      2,500   Pittway Corp.*                                                113,125
      2,075   Rayovac Corp.*                                                 44,872
      6,000   Sensormatic Electronics Corp.*                                109,125
      7,090   Vicor Corp.*                                                  288,917
                                                                     --------------
                                                                          3,408,575
-------------------------------------------------------------------------------------
Financial Services  5.6%
     21,820   AmeriCredit Corp.*                                            357,302
      2,060   Brown & Brown Inc.                                             70,684
      2,570   Investors Financial Services Corp.                             98,302
        420   M & T Bank Corp.                                              172,620
      1,910   T. Rowe Price Associates, Inc.                                 74,251
      3,990   Texas Regional Bancshares, Inc.                                96,758
                                                                     --------------
                                                                            869,917
-------------------------------------------------------------------------------------
Hotels & Restaurants  1.2%
      8,300   Aztar Corp.*                                                   79,369
      3,710   Sonic Corp.*                                                  106,662
                                                                     --------------
                                                                            186,031
-------------------------------------------------------------------------------------
Manufacturing  2.9%
      5,460   Mettler-Toledo International Inc.*                            174,038
      4,600   Zebra Technologies Corp.*                                     272,262
                                                                     --------------
                                                                            446,300

    34                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Media  1.5%
      8,100   ACNielson Corp.*                                       $      166,050
      1,020   Jones Intercable, Inc.*                                        64,133
                                                                     --------------
                                                                            230,183
-------------------------------------------------------------------------------------
Medical & Dental Supplies  2.8%
      7,690   Hanger Orthopedic Group, Inc.*                                 34,605
      4,560   Henry Schein, Inc.*                                            60,135
      3,050   King Pharmaceuticals, Inc.*                                   179,950
      4,400   PolyMedica Corp.*                                             117,975
      3,810   STAAR Surgical Co.*                                            43,815
                                                                     --------------
                                                                            436,480
-------------------------------------------------------------------------------------
Miscellaneous  2.3%
      3,300   Helix Technology Corp.                                        160,462
      5,906   Hollywood.com, Inc.*                                          110,738
      2,855   Ritchie Bros. Auctioneers Inc.*                                76,371
                                                                     --------------
                                                                            347,571
-------------------------------------------------------------------------------------
Office Furnishings  0.4%
      6,180   Falcon Products Inc.                                           56,779

-------------------------------------------------------------------------------------
Oil & Gas Exploration/Drilling  1.8%
      2,360   Devon Energy Corp.                                             82,895
      4,500   Newfield Exploration Co.*                                     123,750
      6,170   Vintage Petroleum, Inc.                                        79,053
                                                                     --------------
                                                                            285,698
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  0.3%
      2,340   CARBO Ceramics Inc.                                            50,603

-------------------------------------------------------------------------------------
Publishing  1.4%
      2,870   Information Holdings Inc.*                                     76,772
      7,820   Primedia Inc.*                                                137,339
                                                                     --------------
                                                                            214,111

    See Notes to Financial Statements                                     35

       Target Funds        Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Real Estate  2.4%
     11,990   Grubb & Ellis Co.*                                     $       65,196
      4,430   ProLogis Trust                                                 84,447
      6,830   SL Green Realty Corp.                                         148,552
      5,940   Trammell Crow Co.*                                             66,082
                                                                     --------------
                                                                            364,277
-------------------------------------------------------------------------------------
Recreation  0.9%
      4,760   American Classic Voyages Co.*                                 141,610

-------------------------------------------------------------------------------------
Retail Trade  4.3%
     15,300   Charming Shoppes, Inc.*                                       104,231
      8,000   Pacific Sunwear Of California, Inc.*                          235,000
      8,150   Regis Corp.                                                   143,644
        600   Spiegel, Inc.*                                                  4,238
      4,550   Tractor Supply Co.*                                            81,900
      2,800   Zale Corp.*                                                   100,100
                                                                     --------------
                                                                            669,113
-------------------------------------------------------------------------------------
Software  4.9%
      2,660   Advent Software, Inc.*                                        175,892
      5,100   Ardent Software, Inc.*                                        219,300
      3,100   InfoCure Corp.*                                               102,688
      4,400   NVIDIA Corp.*                                                 163,075
      1,000   Rational Software Corp.*                                       52,000
      1,100   Remedy Corp.*                                                  44,481
                                                                     --------------
                                                                            757,436
-------------------------------------------------------------------------------------
Telecommunication  0.4%
      2,200   Davox Corp.*                                                   62,975

-------------------------------------------------------------------------------------
Toys/ Games/ Hobbies  1.1%
      5,450   JAKKS Pacific, Inc.*                                           89,073
      9,100   Topps Company, Inc.*                                           77,919
                                                                     --------------
                                                                            166,992

    36                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Transportation  2.6%
      8,225   American Freightways Corp.*                            $      112,066
      3,400   Eagle USA Freight Inc.*                                       111,350
      2,600   Expeditors International of Washington, Inc.                  109,606
      4,870   Swift Transportation Co., Inc.*                                62,092
                                                                     --------------
                                                                            395,114
                                                                     --------------
              Total common stocks (cost $13,421,198)                     14,751,999
                                                                     --------------
SHORT-TERM INVESTMENT  5.9%
-------------------------------------------------------------------------------------
Investment Company
    912,200   Seven Seas Money Market Fund
               5.48%, 2/1/00
               (cost $912,200)                                              912,200
                                                                     --------------
              Total Investments  101.4% (cost $14,333,398; Note 4)       15,664,199
              Liabilities in excess of other assets  (1.4%)                (215,064)
                                                                     --------------
              Net Assets  100%                                       $   15,449,135
                                                                     --------------
                                                                     --------------

------------------------------
*  Non-income producing security.
ADR--American Depository Receipt
    See Notes to Financial Statements                                     37

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.8%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace  0.9%
      2,500   AAR Corp.                                              $       44,219
      1,900   Cordant Technologies, Inc.                                     62,819
                                                                     --------------
                                                                            107,038
-------------------------------------------------------------------------------------
Apparel & Textiles  0.1%
      2,600   Culp, Inc.                                                     15,925

-------------------------------------------------------------------------------------
Auto Related  2.9%
        900   Antec Corp.                                                    35,212
        500   Black Box Corp.*                                               29,563
      1,600   Borg-Warner Automotive, Inc.                                   53,800
      3,600   Modine Manufacturing Co.                                       89,100
      6,000   Myers Industries, Inc.                                         79,500
      4,300   Tower Automotive, Inc.*                                        61,812
                                                                     --------------
                                                                            348,987
-------------------------------------------------------------------------------------
Banks  5.6%
      1,900   Associated Banc Corp.                                          57,475
      1,700   Bank United Corp.                                              44,094
      1,800   Chittenden Corp.                                               50,963
      3,800   Firstmerit Corp.                                               70,537
      4,826   HUBCO, Inc.                                                   112,808
      5,300   Independent Bank Corp. - Mass                                  60,784
      3,000   People's Bank*                                                 62,062
      3,400   Southwest Bancorporation of Texas, Inc.*                       58,013
      2,600   Staten Island Bancorp, Inc.                                    44,200
      4,900   Susquehanna Bancshares, Inc.                                   71,356
        600   Wilmington Trust Corp.                                         29,963
                                                                     --------------
                                                                            662,255
-------------------------------------------------------------------------------------
Building & Construction  1.9%
      3,200   Apogee Enterprises, Inc.                                       14,800
      1,800   Florida Rock Industrials, Inc.                                 60,300
      2,000   Hughes Supply, Inc.                                            35,250

    38                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
      1,500   Martin Marietta Materials, Inc.                        $       63,000
      3,300   Toll Brothers, Inc.                                            56,100
                                                                     --------------
                                                                            229,450
-------------------------------------------------------------------------------------
Business Services  5.1%
      3,200   Acnielsen Corp.                                                65,600
      1,900   Acxiom Corp.*                                                  48,153
      2,200   American Management Systems, Inc.*                             67,650
      5,300   Bowne & Co., Inc.                                              57,968
      1,600   Gartner Group, Inc., CI.A                                      24,900
      2,300   Interim Services, Inc.*                                        57,644
      3,300   ITT Educational Services, Inc.                                 43,931
        300   Maximus, Inc.                                                  11,119
      3,100   Medquist, Inc.                                                 61,806
      2,400   Metro Information Services, Inc.                               55,500
      2,500   R.H. Donnelley Corp.                                           44,219
      1,400   The Standard Register Co.                                      21,700
      1,900   United Stationers, Inc.*                                       49,400
                                                                     --------------
                                                                            609,590
-------------------------------------------------------------------------------------
Chemicals  4.9%
      3,400   American Material Can Group, Inc.                              40,800
      3,600   Cambrex Corp.                                                 135,000
      2,600   Ferro Corp.                                                    50,700
      1,200   Fuller (H.B.) Co.                                              78,000
      5,900   Hanna (M.A.) Co.                                               67,481
        200   Minerals Technologies, Inc.                                     9,025
      2,700   Om Group, Inc.                                                101,588
      7,000   RPM, Inc.                                                      71,750
      1,600   Schulman (A.), Inc.                                            22,900
                                                                     --------------
                                                                            577,244
-------------------------------------------------------------------------------------
Communication  0.2%
      2,200   Allen Telecom, Inc.*                                           28,875

    See Notes to Financial Statements                                     39

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Computers & Business Equipment  2.6%
        900   Diebold, Inc.                                          $       19,969
      3,600   Federal Signal Corp.                                           56,475
      2,200   Inacom Corp.*                                                  10,450
      3,100   Mastech Corp.*                                                 75,562
      4,300   MTS Systems Corp.                                              30,100
      9,100   Quantum Corp.*                                                 67,113
      3,100   Storage Technology Corp.*                                      47,081
                                                                     --------------
                                                                            306,750
-------------------------------------------------------------------------------------
Construction & Mining Equipment  1.0%
      1,500   Granite Construction, Inc.                                     29,906
      1,600   Jacobs Engineering Group, Inc.                                 47,200
      5,200   JLG Industries, Inc.                                           43,550
                                                                     --------------
                                                                            120,656
Diversified Industrials  3.4%
      3,100   Applied Power, Inc.                                            86,412
      3,200   Brady (W.H.) Co.                                               91,000
      2,800   Carlisle Co., Inc.                                             90,475
      1,900   Roper Industries, Inc.                                         63,769
      2,400   Teleflex, Inc.                                                 76,200
                                                                     --------------
                                                                            407,856
-------------------------------------------------------------------------------------
Drugs & Healthcare  7.9%
      3,600   AmeriSource Health Corp., Cl.A*                                65,250
      3,800   Apria Healthcare Group, Inc.*                                  76,000
      3,600   Arrow International, Inc.                                     114,525
      1,400   Beckman Coulter, Inc.                                          73,237
      2,500   DENTSPLY International, Inc.                                   61,875
      8,500   Invacare Corp.                                                168,406
      2,000   Jones Pharma, Inc.                                            116,125
      8,200   Meridian Diognostic                                            53,044
      1,900   Varian Medical Systems, Inc.*                                  72,438
      2,000   Vital Signs, Inc.                                              44,000
      3,100   West Pharmaceutical Services, Inc.                             95,906
                                                                     --------------
                                                                            940,806

    40                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Electric Utilities  0.5%
        400   Avista Corp.                                           $       11,450
      3,300   Sierra Pacific Resources                                       52,800
                                                                     --------------
                                                                             64,250
-------------------------------------------------------------------------------------
Electrical Equipment  3.2%
      3,500   Anixter International, Inc.*                                   68,906
      1,700   Belden, Inc.                                                   36,656
      2,400   Littelfuse, Inc.                                               60,150
      2,400   Polaroid Corp.                                                 57,000
      2,500   Technitrol, Inc.                                              105,313
      4,200   Woodhead Industries, Inc.                                      52,500
                                                                     --------------
                                                                            380,525
-------------------------------------------------------------------------------------
Electronics  10.9%
      4,000   Ametek Aerospace Prods, Inc.                                   88,000
      2,400   Bell & Howell Co.*                                             85,800
      2,900   C&D Technologies                                              118,537
      1,500   Dallas Semiconductor Corp.                                    100,219
      1,500   Electro Scientific Industries, Inc.*                          120,187
        400   Electronics for Imaging, Inc.*                                 18,750
      1,300   Harman International Industries, Inc.                          75,888
      1,300   KEMET Corp.*                                                   61,831
      4,500   Mentor Graphics Corp.                                          61,031
      3,000   Methode Eletronics, Inc.                                      102,375
      7,300   Pioneer-Standard Electronics, Inc.                             99,577
      2,000   Rogers Corp.*                                                  76,000
      3,100   Sensormatic Electronics Corp.                                  56,381
      1,900   Tektronix, Inc.                                                77,069
      5,100   Varian, Inc.                                                  146,625
                                                                     --------------
                                                                          1,288,270
-------------------------------------------------------------------------------------
Foods  4.6%
      2,154   American Italian Pasta Co., CI.A*                              58,966
      2,900   Aurora Foods, Inc.*                                            25,012
      4,300   Flowers Industries, Inc.*                                      52,406

    See Notes to Financial Statements                                     41

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
      2,700   Lancaster Colony Corp.                                 $       85,725
      3,900   Performance Food Group Co.                                     89,944
      3,500   Ralcorp Holdings, Inc.*                                        51,844
      7,100   United Natural Foods, Inc.                                     76,325
      5,500   Universal Foods Corp.                                         101,062
                                                                     --------------
                                                                            541,284
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  1.5%
      2,500   Equitable Resources, Inc.                                      86,250
      2,100   National Fuel Gas Co.                                          93,581
                                                                     --------------
                                                                            179,831
-------------------------------------------------------------------------------------
Homebuilders  0.3%
      1,400   Kaufman & Broad Home Corp.                                     30,363

-------------------------------------------------------------------------------------
Hotels & Restaurants  1.2%
      3,600   Lone Star Steakhouse & Saloon, Inc.*                           32,400
      6,300   Marcus Corp.                                                   70,087
      4,100   Prime Hospitality Corp.*                                       32,288
        500   Ryan's Family Steak Houses, Inc.*                               4,469
                                                                     --------------
                                                                            139,244
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  1.5%
      2,200   Bassett Furniture Industries, Inc.                             29,150
      3,800   Chromcraft Revington, Inc.                                     35,388
      2,100   Ethan Allen Interiors, Inc.                                    52,500
      3,800   Furniture Brands International, Inc.*                          64,600
                                                                     --------------
                                                                            181,638
-------------------------------------------------------------------------------------
Industrial Machinery  2.8%
      2,200   Crane Co.                                                      43,038
      2,900   Flowserve Corp.                                                44,406
      2,400   Graco, Inc.                                                    73,800
      2,500   Hussmann International, Inc.                                   34,531
        700   Polaris Industries, Inc.                                       22,663
      3,200   Regal-Beloit Corp.                                             63,600
      3,500   Watts Industries, Inc., CI.A                                   52,937
                                                                     --------------
                                                                            334,975

    42                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Insurance  5.5%
      1,300   Arthur J. Gallagher & Co.                              $       69,875
      1,200   Blanch (E.W.) Holdings, Inc.                                   58,050
      2,400   Brown & Brown, Inc.                                            82,350
      3,300   Enhance Financial Services Group, Inc.                         45,994
      2,500   Everest Reinsurance Holdings, Inc.                             62,969
      1,500   HCC Insurance Holdings, Inc.                                   19,969
      4,300   Horace Mann Educators Corp.                                    80,356
      2,800   HSB Group, Inc.                                                77,175
      3,500   Protective Life Corp.                                          97,343
      1,500   Radian Group, Inc.                                             60,469
                                                                     --------------
                                                                            654,550
-------------------------------------------------------------------------------------
Manufacturing  0.7%
      1,800   Dexter Corp.                                                   66,938
      1,500   Lydall, Inc.*                                                  11,250
                                                                     --------------
                                                                             78,188
-------------------------------------------------------------------------------------
Miscellaneous  0.9%
      3,900   AptarGroup, Inc.                                               85,800
      1,500   CIRCOR International, Inc.*                                    18,188
                                                                     --------------
                                                                            103,988
-------------------------------------------------------------------------------------
Office Equipment  0.4%
      2,400   HON Industries, Inc.                                           46,200

-------------------------------------------------------------------------------------
Oil & Gas  3.0%
      1,600   CONSOL Energy, Inc.                                            19,400
      2,000   Devon Energy Corp.                                             70,250
      3,700   Helmerich & Payne, Inc.                                        86,950
      7,300   Pennzoil Quaker State Co.                                      83,494
      3,500   Washington Gas Light Co.                                       87,937
                                                                     --------------
                                                                            348,031
-------------------------------------------------------------------------------------
Oil & Gas - Production/Pipeline  1.5%
      2,500   Barrett Resources Corp.*                                       73,906
      2,100   Louis Dreyfus Natural Gas Corp.*                               37,538
      9,200   Santa Fe Snyder Corp.                                          67,275
                                                                     --------------
                                                                            178,719

    See Notes to Financial Statements                                     43

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Oil Field / Equipment & Services  1.9%
      1,600   Benchmark Electronics, Inc.                            $       40,300
      4,000   Progress Software Corp.                                        86,500
      1,300   Transaction Systems Architects, Inc.                           27,950
      6,300   Varco International, Inc.                                      63,788
                                                                     --------------
                                                                            218,538
-------------------------------------------------------------------------------------
Oil-Supplies & Construction  0.3%
      1,100   Tidewater, Inc.                                                31,281

-------------------------------------------------------------------------------------
Paper & Paper Products  1.0%
      1,800   Chesapeake Corp.                                               46,912
      2,100   Packaging Corp. of America                                     25,331
      4,300   Wausau Paper Co.                                               42,463
                                                                     --------------
                                                                            114,706
-------------------------------------------------------------------------------------
Printing & Publishing  4.1%
        600   American Business Products, Inc.                               11,850
      7,800   Banta Corp.                                                   148,200
      1,600   Houghton Mifflin Co.                                           65,800
      3,800   Lee Enterprises, Inc.                                         100,938
      3,500   Mail-Well, Inc.*                                               38,281
      1,200   Pulitzer, Inc.                                                 49,725
      5,200   Tetra Tech, Inc.                                               76,700
                                                                     --------------
                                                                            491,494
-------------------------------------------------------------------------------------
Professional Services  0.9%
      1,700   CDI Corp.*                                                     39,631
      1,600   Keane, Inc.*                                                   43,200
      1,300   Pittston Brink's Group                                         25,350
                                                                     --------------
                                                                            108,181
-------------------------------------------------------------------------------------
Real Estate Investment Trust  3.1%
      4,000   Catellus Development Corp.*                                    50,000
      1,600   Chateau Communities, Inc.                                      42,000
        900   Chelsea GCA Realty, Inc.                                       25,256

    44                                     See Notes to Financial Statements

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
      2,900   FelCor Lodging Trust, Inc.                             $       52,200
      2,200   Glenborough Realty Trust, Inc.                                 29,975
      2,100   JDN Realty Corp.                                               34,388
      1,900   Kilroy Realty Corp.                                            36,931
      2,400   Liberty Property Trust                                         55,950
      1,600   Mack California Reality Corp.                                  40,700
                                                                     --------------
                                                                            367,400
-------------------------------------------------------------------------------------
Retail - Apparel  1.2%
      1,600   Lands End, Inc.                                                55,100
        800   Men's Wearhouse, Inc.*                                         19,100
      1,200   Nautica Enterprises, Inc.*                                     10,725
      7,800   Venator Group, Inc.*                                           46,800
      1,100   Wet Seal, Inc., CI.A                                           13,750
                                                                     --------------
                                                                            145,475
-------------------------------------------------------------------------------------
Retail - Grocery  2.0%
      2,600   Great Atlantic & Pacific Tea Co., Inc.                         71,825
      8,300   Ruddick Corp.                                                 111,531
      4,100   Whitman Corp.                                                  51,506
                                                                     --------------
                                                                            234,862
-------------------------------------------------------------------------------------
Retail Trade  1.8%
      5,000   Borders Group, Inc.*                                           68,750
      3,700   Casey's General Stores, Inc.                                   38,156
      5,600   CompUSA, Inc.*                                                 53,900
      6,400   Pier 1 Imports, Inc.                                           52,800
                                                                     --------------
                                                                            213,606
-------------------------------------------------------------------------------------
Savings And Loan  1.5%
      2,100   Astoria Financial Corp.                                        61,163
      4,300   Sovereign Bancorp, Inc.                                        29,428
      3,800   Webster Financial Corp.                                        88,350
                                                                     --------------
                                                                            178,941
-------------------------------------------------------------------------------------
Telecommunication  0.4%
      1,100   Dycom Industries, Inc.                                         47,300

-------------------------------------------------------------------------------------
Toys & Amusements  0.5%
      2,200   Russ Berrie & Co., Inc.                                        54,038

    See Notes to Financial Statements                                     45

       Target Funds        Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Trucking & Freight Forwarding  1.1%
      2,300   CNF Transportation, Inc.                               $       68,856
      5,000   Werner Enterprises, Inc.                                       63,750
                                                                     --------------
                                                                            132,606
                                                                     --------------
              Total common stocks (cost $11,602,975)                     11,243,916
                                                                     --------------
SHORT-TERM INVESTMENTS  10.0%
 Principal
  Amount
   (000)
-------------------------------------------------------------------------------------
U.S. Government Securities  6.3%
              United States Treasury Bills
$     5,000   5.02%, 3/23/00                                                  4,960
     20,000   5.10%, 3/23/00                                                 19,842
     25,000   5.12%, 3/23/00                                                 24,803
     15,000   5.15%, 3/23/00                                                 14,881
     90,000   5.16%, 3/23/00                                                 89,291
    145,000   5.18%, 3/23/00                                                143,851
     25,000   5.19%, 3/23/00                                                 24,803
     60,000   5.22%, 3/23/00                                                 59,528
     15,000   5.23%, 3/23/00                                                 14,881
     80,000   5.25%, 3/23/00                                                 29,777
      5,000   5.28%, 3/23/00                                                  4,963
    320,000   5.38%, 3/23/00                                                317,465
                                                                     --------------
              Total U.S. government securities (cost $749,369)              749,045
                                                                     --------------
Shares
-------------------------------------------------------------------------------------
Investment Company  3.7%
    437,510   Seven Seas Money Market Fund
               (cost $437,510)                                              437,510
                                                                     --------------
              Total short-term Investments (cost $1,186,879)              1,186,555
                                                                     --------------
              Total Investments  104.8% (cost $12,789,854; Note 4)       12,430,471
              Liabilities in excess of other assets  (4.8%)                (568,917)
                                                                     --------------
              Net Assets  100%                                       $   11,861,554
                                                                     --------------
                                                                     --------------

------------------------------
*  Non-income producing security.
    46                                     See Notes to Financial Statements

       Target Funds        International Equity Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.9%
Common Stocks
-------------------------------------------------------------------------------------
Australia  1.8%
     28,900   Broken Hill Proprietary Co., Ltd.                      $      345,624

-------------------------------------------------------------------------------------
Denmark  1.6%
      4,300   Tele Danmark A/S                                              305,033

-------------------------------------------------------------------------------------
Finland  1.4%
     10,000   MeritaNordbanken Oyj                                           55,730
      5,300   UPM-Kymmene Oyj                                               198,118
                                                                     --------------
                                                                            253,848
-------------------------------------------------------------------------------------
France  13.5%
      2,250   Alcatel                                                       447,984
      8,825   Aventis SA                                                    465,974
      2,000   AXA                                                           251,613
      2,500   Banque Nationale de Paris                                     198,250
      1,300   Compagnie de Saint-Gobain                                     183,976
      2,360   Compagnie Generale des Etablissements Michelin, Ser.
               B                                                             83,174
      1,130   Suez Lyonnaise des Eaux SA                                    162,675
      3,000   Total Fina SA, Ser. B                                         372,442
      3,500   Vivendi                                                       358,680
                                                                     --------------
                                                                          2,524,768
-------------------------------------------------------------------------------------
Germany  9.7%
        800   Allianz AG                                                    262,193
      2,900   Bayerische Hypotheken und Vereinsbank AG                      172,654
      3,000   DaimlerChrysler AG                                            194,419
      9,700   Deutsche Lufthansa AG                                         200,421
      3,050   Deutsche Telekom AG                                           206,590
      3,300   Siemens AG                                                    448,046
      6,700   Thyssen Krupp AG                                              169,954
      3,900   Veba AG                                                       163,104
                                                                     --------------
                                                                          1,817,381

    See Notes to Financial Statements                                     47

       Target Funds        International Equity Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  1.8%
     34,200   ENI SpA                                                $      161,555
     12,700   Sanpaolo IMI SpA                                              151,470
      4,400   Telecom Italia SpA                                             29,760
                                                                     --------------
                                                                            342,785
-------------------------------------------------------------------------------------
Japan  24.0%
        500   Acom Co., Ltd.                                                 58,278
     18,000   Asahi Breweries, Ltd.                                         176,260
     10,000   Canon, Inc.                                                   409,019
     18,000   Fuji Bank, Ltd.                                               178,776
     23,000   Industrial Bank of Japan, Ltd.                                221,364
      9,000   Kao Corp.                                                     245,691
      1,000   Nintendo Co., Ltd.                                            184,105
      3,000   Nippon Paper Industries Co., Ltd.                              20,684
         18   Nippon Telegraph & Telephone Corp.                            271,686
     71,000   Nissan Motor Co., Ltd.*                                       337,371
         14   NTT Mobile Communications Network, Inc.                       474,797
      1,900   Orix Corp.                                                    354,048
      2,400   Promise Co., Ltd.                                             165,247
     15,000   Sakura Bank, Ltd.                                              95,034
      8,000   Sankyo Co., Ltd.                                              187,087
      1,900   Sony Corp.                                                    477,257
      5,000   Sumitomo Electric Industries, Ltd.                             66,244
     40,000   Sumitomo Trust & Banking Co., Ltd.                            248,579
      3,000   TDK Corp.                                                     317,805
                                                                     --------------
                                                                          4,489,332
-------------------------------------------------------------------------------------
Netherlands  5.3%
      4,200   Akzo Nobel N.V.                                               174,380
        400   Getronics N.V.                                                 25,864
      4,300   Heineken N.V.                                                 222,640
      5,300   ING Groep N.V.                                                266,917
      2,050   Koninklijke Philips Electronics N.V.                          301,120
                                                                     --------------
                                                                            990,921

    48                                     See Notes to Financial Statements

       Target Funds        International Equity Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Portugal  1.7%
     26,300   Portugal Telecom SA                                    $      313,159

-------------------------------------------------------------------------------------
Singapore  2.4%
     27,000   Oversea-Chinese Banking Corp., Ltd.                           229,956
     28,896   United Overseas Bank, Ltd.                                    212,159
                                                                     --------------
                                                                            442,115
-------------------------------------------------------------------------------------
Spain  4.5%
     14,000   Endesa SA                                                     259,616
     22,920   Telefonica de Espana SA                                       579,381
                                                                     --------------
                                                                            838,997
-------------------------------------------------------------------------------------
Sweden  2.1%
     11,100   Electrolux AB, Ser. B                                         236,345
     13,400   Svenska Handelsbanken AB                                      156,734
                                                                     --------------
                                                                            393,079
-------------------------------------------------------------------------------------
Switzerland  3.5%
      2,400   ABB, Ltd.                                                     265,599
         22   Roche Holding AG                                              237,463
        330   Zurich Allied AG                                              153,484
                                                                     --------------
                                                                            656,546
-------------------------------------------------------------------------------------
United Kingdom  19.6%
      6,700   AstraZeneca Group PLC                                         247,853
     28,500   BP Amoco PLC                                                  251,464
     39,000   British Aerospace PLC                                         208,833
     20,400   British Energy PLC                                             92,474
      5,400   British Telecommunications PLC                                105,017
     22,100   Cadbury Schweppes PLC                                         122,900
     21,600   Diageo PLC                                                    160,859
      6,300   GKN PLC                                                        79,045
     31,400   Granada Group PLC                                             313,144
     22,000   Great Universal Stores PLC                                    141,399
     18,700   Halifax Group PLC                                             162,573
     22,800   HSBC Holdings PLC                                             270,330

    See Notes to Financial Statements                                     49

       Target Funds        International Equity Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

Shares        Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
     20,700   Imperial Chemical Industries PLC                       $      165,216
     36,500   Invensys PLC                                                  177,571
      8,800   National Westminster Bank PLC*                                168,824
     11,800   Prudential PLC                                                218,736
     28,900   Reed International PLC                                        247,975
     27,600   Royal & Sun Alliance Insurance Group PLC                      180,519
     11,000   SmithKline Beecham PLC                                        131,783
     32,700   Tesco PLC                                                      86,556
     20,700   Unilever PLC                                                  127,263
                                                                     --------------
                                                                          3,660,334
                                                                     --------------
              Total common stocks (cost $17,514,544)                     17,373,922
                                                                     --------------
SHORT-TERM INVESTMENTS  7.0%
 Principal
  Amount
   (000)
-------------------------------------------------------------------------------------
U. S. Government Securities
              United States Treasury Bills
$       230   5.13%, 3/23/00                                                228,342
         65   5.14%, 3/23/00                                                 64,531
        405   5.16%, 3/23/00                                                402,080
        335   5.18%, 3/23/00                                                332,585
         20   5.22%, 3/23/00                                                 19,852
        265   5.23%, 3/23/00                                                263,090
                                                                     --------------
              Total short-term investments (cost $1,310,325)              1,310,480
                                                                     --------------
              Total Investments  99.9% (cost $18,824,869; Note 4)        18,684,402
              Other assets in excess of liabilities  0.1%                    22,290
                                                                     --------------
              Net Assets  100%                                       $   18,706,692
                                                                     --------------
                                                                     --------------

------------------------------
*  Non-income producing security.
    50                                     See Notes to Financial Statements

       Target Funds        International Equity Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd. The industry classification of portfolio holdings shown as a percentage of net assets as of January 31, 2000 was as follows:

Telecommunications........................................................   14.6%
Banks.....................................................................   11.2
Insurance.................................................................    7.1
U.S. Treasury Securities..................................................    7.0
Pharmaceuticals...........................................................    6.8
Electronics...............................................................    5.9
Utilities.................................................................    4.7
Industrial Conglomerates..................................................    4.2
Oil & Gas Exploration/Production..........................................    4.2
Food & Beverages..........................................................    3.6
Financial Services........................................................    3.5
Automobiles & Trucks......................................................    3.3
Engineering & Equipment...................................................    2.4
Office Equipment & Supplies...............................................    2.2
Diversified Consumer Products.............................................    2.0
Leasing...................................................................    1.9
Chemicals.................................................................    1.8
Natural Resources.........................................................    1.8
Leisure & Tourism.........................................................    1.7
Consumer Durable Goods....................................................    1.3
Publishing................................................................    1.3
Paper & Forest Products...................................................    1.2
Retail....................................................................    1.2
Aerospace/Defense.........................................................    1.1
Airlines..................................................................    1.1
Containers & Packaging....................................................    1.0
Entertainment.............................................................    1.0
Rubber....................................................................    0.4
Wire & Cable..............................................................    0.3
Computer Services.........................................................    0.1
                                                                            -----
                                                                             99.9
Other assets in excess of liabilities.....................................    0.1
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     51

       Target Funds        Total Return Bond Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  118.0%
Corporate Bonds  30.9%
-------------------------------------------------------------------------------------
Banking  5.8%
                               Deutsche Bank Capital Trust
A1              $  500         7.94%, 12/22/49                            $       500,000
                               First Security Corp. Delaware
A3                 500         7.70%, 6/1/05                                      500,000
                               Korea Development Bank
Baa2               500         7.63%, 10/1/02                                     495,620
                                                                          ---------------
                                                                                1,495,620
-------------------------------------------------------------------------------------
Communications  3.1%
                               Dominion Resources
Baa1               300         6.20%, 1/26/01                                     299,925
                               Sprint Capital Corp. M.T.N.
Baa1               500         6.35%, 11/15/01                                    500,469
                                                                          ---------------
                                                                                  800,394
-------------------------------------------------------------------------------------
Financial Services  16.0%
                               American General Finance Corp. M.T.N.
A2                 800         6.88%, 12/14/01                                    793,097
                               Bears Stearns Cos.
A2                 800         6.63%, 11/30/04                                    799,250
                               Ford Motor Credit Corp. M.T.N.
A1                 500         6.29%, 5/23/02                                     500,079
                               General Mtrs Acceptance Corp. M.T.N.
A2                 500         6.27%, 11/12/02                                    500,688
                               Lehman Brothers Holdings, Inc.
A3                 500         6.67%, 12/12/02                                    499,531
                               Morgan Stanley Dean Witter, Inc.
A1                 500         6.17%, 1/28/02                                     499,858
                               Protective Life Insurance Co.
A1                 500         6.38%, 1/17/03                                     500,000
                                                                          ---------------
                                                                                4,092,503

    52                                     See Notes to Financial Statements

       Target Funds        Total Return Bond Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
Oil & Gas  2.0%
                               Kerr Mcgee Corp.
BBB*            $  500         6.40%, 8/1/01                              $       499,825

-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  2.0%
                               Petroleos Mexicanos
NR                 500         9.38%, 12/2/08                                     511,250

-------------------------------------------------------------------------------------
Utilities-Electric & Gas  2.0%
                               Central Power & Light Company
Baa1               500         6.70%, 11/23/01                                    500,210
                                                                          ---------------
                               Total corporate bonds (cost $7,913,534)          7,899,802
                                                                          ---------------
-------------------------------------------------------------------------------------
U.S. GOV'T AGENCY MORTGAGE BACKED SECURITIES  51.9%
                               Government National Mortgage Assn.,
Aaa             10,000         7.00%, 02/22/2030                                9,514,100
Aaa              2,500         8.00%, 02/22/2030                                2,494,525
                               Government National Mortgage Assn.,
Aaa              1,295         6.50%, 11/20/29                                  1,287,783
                                                                          ---------------
                               Total U.S. Gov't Agency Mortgage Backed
                                  Securities (cost $13,361,132)                13,296,408
                                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS  4.6%
-------------------------------------------------------------------------------------
Real Estate Investment Trust  4.6%
                               Countrywide Mortgage Backed Security
Aaa                774         7.50%, 4/25/27                                     737,098
                               Starwood Commercial Mortgage Trust
Aaa                470         6.60%, 2/3/09                                      451,658
                                                                          ---------------
                               Total collateralized mortgage
                                  obligations
                                  (cost $1,221,849)                             1,188,756
                                                                          ---------------
-----------------------------------------------------------------------------------
U.S. GOV'T SECURITIES  26.2%
                               United States Treasury Bonds,
Aaa              2,700         6.00%, 2/15/26                                   2,498,337
Aaa                900         7.88%, 11/15/04                                    939,933
                               United States Treasury Notes
Aaa              2,417         3.63%, 7/15/02                                   2,390,354
Aaa              1,000         4.75%, 11/15/08                                    870,000
                                                                          ---------------
                               Total U.S. Gov't Securities (cost
                                  $6,651,119)                                   6,698,624
                                                                          ---------------

    See Notes to Financial Statements                                     53

       Target Funds        Total Return Bond Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  4.4%
                               Republic of Columbia
Ba2             $  700         9.75%, 4/23/09                             $       656,250
                               Republic of Poland
Baa1                70         3.50%, 10/27/24                                     42,700
                               Republic of Philippines
NR                 500         6.50%, 12/1/17                                     428,750
                                                                          ---------------
                               Total foreign government obligations
                                  (cost $1,139,108)                             1,127,700
                                                                          ---------------
                               Total long-term investments (cost
                                  $30,286,742)                                 30,211,290
                                                                          ---------------
SHORT-TERM INVESTMENTS  22.2%
Corporate Bonds
-------------------------------------------------------------------------------------
Banking  7.8%
                               Bayerische Landesbank
P1               1,000         5.80%, 2/22/00                                     996,679
                               Swedbank
P1               1,000         5.82%, 2/18/00                                     997,307
                                                                          ---------------
                                                                                1,993,986
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  0.8%
                               Becton Dickinson & Company
P1                 200         5.82%, 2/28/00                                     199,142

-------------------------------------------------------------------------------------
Financial Services  6.6%
                               General Electric Capital Corp.,
P1                 700         5.85%, 2/4/00                                      699,668
                               KFW International Finance,
P1               1,000         5.82%, 2/17/00                                     997,466
                                                                          ---------------
                                                                                1,697,134
-------------------------------------------------------------------------------------
Leisure  1.1%
                               ITT Corp.
Ba1                300         6.25%, 11/15/00                                    294,228

-------------------------------------------------------------------------------------
Leisure & Tourism  1.6%
                               Walt Disney Co.
P1                 400         5.54%, 2/2/00                                      399,939

    54                                     See Notes to Financial Statements

       Target Funds        Total Return Bond Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
Utilities  4.3%
                               Florida Power Corp.
P1              $1,000         5.74%, 3/6/00                              $       994,579
                               National Rural Utilities Cooperative
                                  Finance Corp.,
P1                 100         5.80%, 2/24/00                                      99,629
                                                                          ---------------
                                                                                1,094,208
                                                                          ---------------
                               Total corporate bonds (cost $5,680,683)          5,678,637
                                                                          ---------------
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
                               State Street Bank & Trust Co.,
                               2.00%, dated 1/31/00, due 2/1/00 in the
                                  amount of $4,000 (cost $4,000,
                                  collateralized by $5,000 U.S.
                                  Treasury Notes 8.125%, 8/15/19, value
                                  of collateral including accrued
                     4            interest is $5,971)                               4,000
                                                                          ---------------
                               Total short-term investments (cost
                                  $5,684,683)                                   5,682,637
                                                                          ---------------
                               Total Investments Before Outstanding
                                  Cross Currency Put Options
                                  Written  140.2%
                                  (cost US $35,971,425; Note 4)                35,893,927
                                                                          ---------------
                Option
              Contracts
-------------------------------------------------------------------------------------
CROSS CURRENCY PUT OPTIONS WRITTEN
                               Euro, expiring 2/16/00
                    20D           @ 0.98 per United States Dollar                 (32,540)
                               Euro, expiring 4/14/00
                    20D           @ 0.98 per United States Dollar                 (46,473)
                                                                          ---------------
                               (Premium received US$18,222; Note 4)               (79,013)
                                                                          ---------------
                               Total investments, net of outstanding
                                  cross currency put options written
                                  (cost US$35,953,203)                         35,814,914
                               Liabilities in excess of other
                                  assets  (40.2%)                             (10,167,346)
                                                                          ---------------
                               Net Assets  100%                           $    25,647,568
                                                                          ---------------
                                                                          ---------------

------------------------------
D  One contract relates to 100,000 local currency units.
M.T.N.--Medium-Term Notes
NR--Not rated by Moody's or Standard & Poor's
The Fund's current Statement of Additional Information contains a desciption of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     55

       Target Funds        As of January 31, 2000 (Unaudited)
             Statement of Assets and Liabilities

                                                                        Large
                                                                    Capitalization
                                                                     Growth Fund
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $167,990,281)                           $ 193,937,213
Cash                                                                        7,935
Receivable for investments sold                                         2,909,980
Receivable for Fund shares sold                                         1,395,295
Dividends and interest receivable                                           5,184
Deferred expenses and other assets                                         60,313
                                                                    -------------
      Total assets                                                    198,315,920
                                                                    -------------
LIABILITIES
Payable for investments purchased                                       2,490,795
Payable for Fund shares repurchased                                       443,247
Distribution fee payable                                                  147,385
Management fee payable                                                    113,633
                                                                    -------------
      Total liabilities                                                 3,195,060
                                                                    -------------
NET ASSETS                                                          $ 195,120,860
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      16,836
   Paid-in capital, in excess of par                                  171,716,681
                                                                    -------------
                                                                      171,733,517
   Net operating loss                                                    (414,258)
   Net realized loss                                                   (2,145,331)
   Net unrealized appreciation                                         25,946,932
                                                                    -------------
Net assets, January 31, 2000                                        $ 195,120,860
                                                                    -------------
                                                                    -------------

    56                                     See Notes to Financial Statements

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Large
                                                                    Capitalization
                                                                     Growth Fund
---------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  24,046,107
   Shares of beneficial interest issued and outstanding                 2,071,841
   Net asset value and redemption price per share                          $11.61
   Maximum sales charge (5% of offering price)                                .61
                                                                    -------------
   Maximum offering price to public                                        $12.22
                                                                    -------------
                                                                    -------------
Class B:
   Net Assets                                                       $  52,022,826
   Shares of beneficial interest issued and outstanding                 4,489,823
   Net asset value, offering price and redemption price per share          $11.59
                                                                    -------------
                                                                    -------------
Class C:
   Net Assets                                                       $ 119,051,927
   Shares of beneficial interest issued and outstanding                10,274,209
   Net asset value and redemption price per share                          $11.59
   Sales charge (1% of offering price)                                        .12
                                                                    -------------
   Offering price to public                                                $11.71
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     57

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Large
                                                                     Capitalization
                                                                      Value Fund
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $26,895,093)                             $ 25,136,072
Receivable for investments sold                                            32,916
Receivable for Fund shares sold                                           364,350
Dividends and interest receivable                                          49,642
Deferred expenses and other assets                                         42,332
                                                                     ------------
      Total assets                                                     25,625,312
                                                                     ------------
LIABILITIES
Payable for investments purchased                                         687,669
Payable for Fund shares repurchased                                        44,759
Distribution fee payable                                                   18,442
Management fee payable                                                     14,528
Accrued expenses and other liabilities                                     52,272
Withholding tax payable                                                        29
                                                                     ------------
      Total liabilities                                                   817,669
                                                                     ------------
NET ASSETS                                                           $ 24,807,643
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      2,668
   Paid-in capital, in excess of par                                   26,496,280
                                                                     ------------
                                                                       26,498,948
   Distributions in excess of net investment income                       (28,882)
   Net realized gains                                                      96,598
   Net unrealized depreciation                                         (1,759,021)
                                                                     ------------
Net assets, January 31, 2000                                         $ 24,807,643
                                                                     ------------
                                                                     ------------

    58                                     See Notes to Financial Statements

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Large
                                                                     Capitalization
                                                                      Value Fund
---------------------------------------------------------------------------------------
Class A:
   Net assets                                                        $  3,780,822
   Shares of beneficial interest issued and outstanding                   406,149
   Net asset value and redemption price per share                           $9.31
   Maximum sales charge (5% of offering price)                                .49
                                                                     ------------
   Maximum offering price to public                                         $9.80
                                                                     ------------
                                                                     ------------
Class B:
   Net Assets                                                        $  7,993,648
   Shares of beneficial interest issued and outstanding                   860,038
   Net asset value, offering price and redemption price per share           $9.29
                                                                     ------------
                                                                     ------------
Class C:
   Net Assets                                                        $ 13,033,173
   Shares of beneficial interest issued and outstanding                 1,402,190
   Net asset value and redemption price per share                           $9.29
   Sales charge (1% of offering price)                                        .09
                                                                     ------------
   Offering price to public                                                 $9.38
                                                                     ------------
                                                                     ------------

    See Notes to Financial Statements                                     59

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Small
                                                                     Capitalization
                                                                     Growth Fund
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $14,333,398)                             $ 15,664,199
Receivable for investments sold                                           353,077
Receivable for Fund shares sold                                            96,964
Dividends and interest receivable                                           9,294
Deferred expenses and other assets                                         42,242
                                                                     ------------
      Total assets                                                     16,165,776
                                                                     ------------
LIABILITIES
Payable for investments purchased                                         610,889
Payable for Fund shares repurchased                                        32,912
Distribution fee payable                                                    9,678
Management fee payable                                                      9,332
Accrued expenses and other liabilities                                     53,830
                                                                     ------------
      Total liabilities                                                   716,641
                                                                     ------------
NET ASSETS                                                           $ 15,449,135
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      1,377
   Paid-in capital, in excess of par                                   14,038,063
                                                                     ------------
                                                                       14,039,440
   Net operating loss                                                     (77,151)
   Net realized gains                                                     156,045
   Net unrealized appreciation                                          1,330,801
                                                                     ------------
Net assets, January 31, 2000                                         $ 15,449,135
                                                                     ------------
                                                                     ------------

    60                                     See Notes to Financial Statements

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                         Small
                                                                      Capitalization
                                                                      Growth Fund
---------------------------------------------------------------------------------------
Class A:
   Net assets                                                         $ 5,072,413
   Shares of beneficial interest issued and outstanding                   451,635
   Net asset value and redemption price per share                          $11.23
   Maximum sales charge (5% of offering price)                                .59
                                                                      -----------
   Maximum offering price to public                                        $11.82
                                                                      -----------
                                                                      -----------
Class B:
   Net Assets                                                         $ 4,789,278
   Shares of beneficial interest issued and outstanding                   427,121
   Net asset value, offering price and redemption price per share          $11.21
                                                                      -----------
                                                                      -----------
Class C:
   Net Assets                                                         $ 5,587,443
   Shares of beneficial interest issued and outstanding                   498,324
   Net asset value and redemption price per share                          $11.21
   Sales charge (1% of offering price)                                        .11
                                                                      -----------
   Offering price to public                                                $11.32
                                                                      -----------
                                                                      -----------

    See Notes to Financial Statements                                     61

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                        Small
                                                                     Capitalization
                                                                      Value Fund
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $12,789,854)                             $ 12,430,471
Cash                                                                        7,927
Receivable for Fund shares sold                                            52,693
Receivable for investments sold                                            42,504
Deferred expenses and other assets                                         42,242
Dividends and interest receivable                                          17,048
                                                                     ------------
      Total assets                                                     12,592,885
                                                                     ------------
LIABILITIES
Payable for Fund shares repurchased                                       516,420
Payable for investments purchased                                         135,007
Management fee payable                                                      7,236
Distribution fee payable                                                    6,806
Accrued expenses and other liabilities                                     65,862
                                                                     ------------
      Total liabilities                                                   731,331
                                                                     ------------
NET ASSETS                                                           $ 11,861,554
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      1,209
   Paid-in capital, in excess of par                                   12,008,605
                                                                     ------------
                                                                       12,089,814
   Net operating loss                                                     (39,881)
   Net realized gains                                                     171,004
   Net unrealized depreciation                                           (359,383)
                                                                     ------------
Net assets, January 31, 2000                                         $ 11,861,554
                                                                     ------------
                                                                     ------------

    62                                     See Notes to Financial Statements

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                         Small
                                                                      Capitalization
                                                                      Value Fund
---------------------------------------------------------------------------------------
Class A:
   Net assets                                                         $ 5,431,212
   Shares of beneficial interest issued and outstanding                   552,738
   Net asset value and redemption price per share                           $9.83
   Maximum sales charge (5% of offering price)                                .52
                                                                      -----------
   Maximum offering price to public                                        $10.35
                                                                      -----------
                                                                      -----------
Class B:
   Net Assets                                                         $ 2,922,584
   Shares of beneficial interest issued and outstanding                   298,006
   Net asset value, offering price and redemption price per share           $9.81
                                                                      -----------
                                                                      -----------
Class C:
   Net Assets                                                         $ 3,507,758
   Shares of beneficial interest issued and outstanding                   357,662
   Net asset value and redemption price per share                           $9.81
   Sales charge (1% of offering price)                                        .10
                                                                      -----------
   Offering price to public                                                 $9.91
                                                                      -----------
                                                                      -----------

    See Notes to Financial Statements                                     63

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                     International
                                                                     Equity Fund
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $18,824,869)                             $ 18,684,402
Foreign currency, at value (cost $159,706)                                152,852
Cash                                                                       16,535
Receivable for Fund shares sold                                            84,119
Receivable for investments sold                                            52,636
Dividends and interest receivable                                          13,272
Deferred expenses and other assets                                         37,842
                                                                     ------------
      Total assets                                                     19,041,658
                                                                     ------------
LIABILITIES
Payable for investments purchased                                         197,920
Accrued expenses and other liabilities                                     72,028
Payable for Fund shares repurchased                                        37,532
Distribution fee payable                                                   13,364
Management fee payable                                                     13,078
Withholding tax payable                                                     1,044
                                                                     ------------
      Total liabilities                                                   334,966
                                                                     ------------
NET ASSETS                                                           $ 18,706,692
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      1,897
   Paid-in capital, in excess of par                                   19,065,364
                                                                     ------------
                                                                       19,067,261
   Net operating loss                                                     (99,156)
   Net realized loss                                                     (113,332)
   Net unrealized depreciation                                           (148,081)
                                                                     ------------
Net assets, January 31, 2000                                         $ 18,706,692
                                                                     ------------
                                                                     ------------

    64                                     See Notes to Financial Statements

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                      International
                                                                      Equity Fund
---------------------------------------------------------------------------------------
Class A:
   Net assets                                                         $ 4,391,636
   Shares of beneficial interest issued and outstanding                   444,571
   Net asset value and redemption price per share                           $9.88
   Maximum sales charge (5% of offering price)                                .52
                                                                      -----------
   Maximum offering price to public                                        $10.40
                                                                      -----------
                                                                      -----------
Class B:
   Net Assets                                                         $ 5,779,763
   Shares of beneficial interest issued and outstanding                   586,435
   Net asset value, offering price and redemption price per share           $9.86
                                                                      -----------
                                                                      -----------
Class C:
   Net Assets                                                         $ 8,535,293
   Shares of beneficial interest issued and outstanding                   866,067
   Net asset value and redemption price per share                           $9.86
   Sales charge (1% of offering price)                                        .10
                                                                      -----------
   Offering price to public                                                 $9.96
                                                                      -----------
                                                                      -----------

    See Notes to Financial Statements                                     65

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                     Total Return
                                                                      Bond Fund
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $35,971,425)                             $ 35,893,927
Receivable for investments sold                                         1,593,457
Receivable for Fund shares sold                                            64,457
Dividends and interest receivable                                         219,092
Deferred expenses and other assets                                        214,098
                                                                     ------------
      Total assets                                                     37,985,031
                                                                     ------------
LIABILITIES
Payable for investments purchased                                      12,061,719
Accrued expenses and other liabilities                                     73,719
Payable for Fund shares repurchased                                        68,958
Dividends payable                                                          31,982
Distribution fee payable                                                   10,830
Management fee payable                                                     11,242
Outstanding cross currency options written, at value (premiums
   received $18,222)                                                       79,013
                                                                     ------------
      Total liabilities                                                12,337,463
                                                                     ------------
NET ASSETS                                                           $ 25,647,568
                                                                     ------------
                                                                     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      2,633
   Paid-in capital, in excess of par                                   26,338,383
                                                                     ------------
                                                                       26,341,016
   Distributions in excess of net investment income                       (18,968)
   Net realized loss                                                     (536,191)
   Net unrealized depreciation                                           (138,289)
                                                                     ------------
Net assets, January 31, 2000                                         $ 25,647,568
                                                                     ------------
                                                                     ------------

    66                                     See Notes to Financial Statements

       Target Funds        As of January 31, 2000 (Unaudited) Cont'd.
             Statement of Assets and Liabilities

                                                                     Total Return
                                                                      Bond Fund
---------------------------------------------------------------------------------------
Class A:
   Net assets                                                        $ 11,504,511
   Shares of beneficial interest issued and outstanding                 1,181,303
   Net asset value and redemption price per share                           $9.74
   Maximum sales charge (4% of offering price)                                .41
                                                                     ------------
   Maximum offering price to public                                        $10.15
                                                                     ------------
                                                                     ------------
Class B:
   Net Assets                                                        $  7,159,740
   Shares of beneficial interest issued and outstanding                   735,098
   Net asset value, offering price and redemption price per share           $9.74
                                                                     ------------
                                                                     ------------
Class C:
   Net Assets                                                        $  6,983,317
   Shares of beneficial interest issued and outstanding                   716,974
   Net asset value and redemption price per share                           $9.74
   Sales charge (1% of offering price)                                        .10
                                                                     ------------
   Offering price to public                                                 $9.84
                                                                     ------------
                                                                     ------------

    See Notes to Financial Statements                                     67

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited)
             Statements of Operations

                                                                         Large
                                                                     Capitalization
                                                                      Growth Fund
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $     226,552
   Dividends                                                               112,189
   Less: Foreign withholding taxes                                              --
                                                                     -------------
      Total income                                                         338,741
Expenses
   Management fee                                                          288,130
   Distribution fee - Class A                                               11,917
   Distribution fee - Class B                                              101,533
   Distribution fee - Class C                                              262,412
   Custodian's fees and expenses                                            21,200
   Amortization of organization and offering cost                           12,158
   Reports to shareholders                                                  12,700
   Registration fees                                                        13,800
   Transfer agent's fees and expenses                                       17,400
   Audit fees and expenses                                                   4,600
   Legal fees and expenses                                                   3,900
   Trustees' fees and expenses                                               3,000
   Miscellaneous                                                               249
                                                                     -------------
      Total expenses                                                       752,999
Net investment income (loss)                                              (414,258)
                                                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                              (2,145,331)
   Foreign currency transactions                                                --
                                                                     -------------
                                                                        (2,145,311)
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          25,946,932
   Foreign currencies                                                           --
   Written options                                                              --
                                                                     -------------
                                                                        25,946,932
                                                                     -------------
Net gain (loss)                                                         23,801,601
                                                                     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $  23,387,343
                                                                     -------------
                                                                     -------------

------------------------------
(a)  Commencement of investment operations
    68                                     See Notes to Financial Statements

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited) Cont'd.
             Statements of Operations

   Large            Small            Small
Capitalization   Capitalization   Capitalization   International    Total Return
 Value Fund      Growth Fund       Value Fund      Equity Fund       Bond Fund
--------------------------------------------------------------------------------------
$     42,314     $     28,641     $     20,584     $     28,525     $    396,531
     127,468            5,834           42,233           27,847               --
        (149)              --               --           (3,093)              --
------------     ------------     ------------     ------------     ------------
     169,633           34,475           62,817           53,279          396,531
      38,392           23,017           19,192           34,043           31,453
       2,061            3,212            4,115            2,529            7,871
      16,587            8,006            5,532           12,285           11,127
      30,016           12,030            8,170           20,154           12,440
      22,600           23,300           23,300           39,400           26,600
      12,158           12,158           12,158           12,158           12,158
      10,500           10,500           10,500            9,800           11,500
       4,300            4,300            4,300            4,500            5,600
       4,400            3,000            2,400            3,900            9,500
       4,600            4,600            4,600            6,500            4,600
       3,900            3,900            3,900            3,900            3,900
       3,000            3,000            3,000            3,000            3,000
         231              603            1,531              266              654
------------     ------------     ------------     ------------     ------------
     152,745          111,626          102,698          152,435          140,403
      16,888          (77,151)         (39,881)         (99,156)         256,128
------------     ------------     ------------     ------------     ------------
      96,598          156,045          171,004         (125,756)        (536,191)
          --               --               --           12,424               --
------------     ------------     ------------     ------------     ------------
      96,598          156,045          171,004         (113,332)        (536,191)
  (1,759,021)       1,330,801         (359,383)        (140,467)         (77,498)
          --               --               --           (7,614)              --
          --               --               --               --          (60,791)
------------     ------------     ------------     ------------     ------------
  (1,759,021)       1,330,801         (359,383)        (148,081)        (138,289)
------------     ------------     ------------     ------------     ------------
  (1,662,423)       1,486,846         (188,379)        (261,413)        (674,480)
------------     ------------     ------------     ------------     ------------
$ (1,645,535)    $  1,409,695     $   (228,260)    $   (360,569)    $   (418,352)
------------     ------------     ------------     ------------     ------------
------------     ------------     ------------     ------------     ------------

    See Notes to Financial Statements                                     69

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited)
             Statements of Changes in Net Assets

                                                                        Large
                                                                    Capitalization
                                                                     Growth Fund
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                                     $     (414,258)
   Net realized gain (loss) on investment and foreign currency
      transactions                                                      (2,145,331)
   Net change in unrealized appreciation (depreciation) of
      investments                                                       25,946,932
                                                                    --------------
   Net increase (decrease) in net assets resulting from
      operations                                                        23,387,343
                                                                    --------------
Dividends and distributions
   Dividends from net investment income
      Class A                                                                   --
      Class B                                                                   --
      Class C                                                                   --
                                                                    --------------
   Total dividends and distributions                                            --
                                                                    --------------
Fund share transactions(a)
   Net proceeds from shares sold                                       190,125,296
   Net asset value of shares issued in reinvestment of dividends                --
   Cost of shares reacquired                                           (18,409,779)
                                                                    --------------
   Net increase in net assets from Fund share transactions             171,715,517
                                                                    --------------
      Total increase                                                   195,102,860
NET ASSETS
Beginning of period                                                         18,000
                                                                    --------------
End of period                                                       $  195,120,860
                                                                    --------------
                                                                    --------------
------------------------------
(a)  Commencement of investment operations.

    70                                     See Notes to Financial Statements

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited)
             Statements of Changes in Net Assets Cont'd.

    Large              Small              Small
Capitalization     Capitalization     Capitalization     International       Total Return
  Value Fund        Growth Fund         Value Fund        Equity Fund         Bond Fund
------------------------------------------------------------------------------------------------
$       16,888     $      (77,151)    $      (39,881)    $      (99,156)    $      256,128
        96,598            156,045            171,004           (113,332)          (536,191)
    (1,759,021)         1,330,801           (359,383)          (148,081)          (138,289)
--------------     --------------     --------------     --------------     --------------
    (1,645,535)         1,409,695           (228,260)          (360,569)          (418,352)
--------------     --------------     --------------     --------------     --------------
        (9,370)                --                 --                 --           (145,122)
       (13,063)                --                 --                 --            (61,813)
       (23,337)                --                 --                 --            (68,161)
--------------     --------------     --------------     --------------     --------------
       (45,770)                --                 --                 --           (275,096)
--------------     --------------     --------------     --------------     --------------
    30,381,716         17,680,767         13,648,564         29,292,094         31,329,117
        42,947                 --                 --                 --            213,417
    (3,943,715)        (3,659,327)        (1,576,750)       (10,242,833)        (5,211,518)
--------------     --------------     --------------     --------------     --------------
    26,480,948         14,021,440         12,071,814         19,049,261         26,331,016
--------------     --------------     --------------     --------------     --------------
    27,789,643         15,431,135         11,843,554         18,688,692         25,637,568
        18,000             18,000             18,000             18,000             10,000
--------------     --------------     --------------     --------------     --------------
$   24,807,643     $   15,449,135     $   11,861,554     $   18,706,692     $   25,647,568
--------------     --------------     --------------     --------------     --------------
--------------     --------------     --------------     --------------     --------------

    See Notes to Financial Statements                                     71

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited)
             Financial Highlights

                                                  Large Capitalization Growth Fund
                                                -------------------------------------
                                                Class A       Class B        Class C
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  10.00      $  10.00      $   10.00
Income from investment operations
Net investment loss                                (0.01)        (0.03)         (0.03)
Net realized and unrealized gain on
   investment transactions                          1.62          1.62           1.62
      Total from investment operations              1.61          1.59           1.59
Net asset value, end of period                  $  11.61      $  11.59      $   11.59
TOTAL RETURN(b)                                    16.00%        15.90%         15.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                 $ 24,046      $ 52,023      $ 119,052
Average net assets (000)                        $ 19,604      $ 41,754      $ 107,913
Ratios to average net assets (c):
   Expenses, including distribution fees            1.17%         1.92%          1.92%
   Expenses, excluding distribution fees            0.92%         0.92%          0.92%
   Net investment loss                             (0.39)%       (1.13)%        (1.07)%
Portfolio turnover rate                               11%           11%            11%

------------------------------
(a)  Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)  Annualized.
    72                                     See Notes to Financial Statements

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited) Cont'd.
             Financial Highlights

                                                   Large Capitalization Value Fund
                                                 ------------------------------------
                                                 Class A       Class B       Class C
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  10.00      $  10.00      $  10.00
Income from investment operations
Net investment income                                0.02          0.01          0.01
Net realized and unrealized loss on
   investment transactions                          (0.68)        (0.70)        (0,70)
      Total from investment operations              (0.66)        (0.69)        (0.69)
Less distributions:
   Dividends from net investment income             (0.03)        (0.02)        (0.02)
Net asset value, end of period                   $   9.31      $   9.29      $   9.29
TOTAL RETURN(b)                                     (6.63)%       (6.92)%       (6.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $  3,781      $  7,994      $ 13,033
Average net assets (000)                         $  3,390      $  6,821      $ 12,344
Ratios to average net assets (c):
   Expenses, including distribution fees             2.15%         2.90%         2.90%
   Expenses, excluding distribution fees             1.90%         1.90%         1.90%
   Net investment income                             0.90%         0.17%         0.22%
Portfolio turnover rate                                 6%            6%            6%

------------------------------
(a)  Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)  Annualized.
    See Notes to Financial Statements                                     73

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited) Cont'd.
             Financial Highlights

                                                   Small Capitalization Growth Fund
                                                 ------------------------------------
                                                 Class A       Class B       Class C
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  10.00      $  10.00      $  10.00
Income from investment operations
Net investment loss                                  (.05)         (.06)         (.06)
Net realized and unrealized gain on
   investment transactions                           1.28          1.27          1.27
      Total from investment operations               1.23          1.21          1.21
Net asset value, end of period                   $  11.23      $  11.21      $  11.21
TOTAL RETURN(b)                                    12.30%        12.10%        12.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $  5,072      $  4,789      $  5,587
Average net assets (000)                         $  5,283      $  3,292      $  4,947
Ratios to average net assets (c):
   Expenses, including distribution fees             2.94%         3.69%         3.69%
   Expenses, excluding distribution fees             2.69%         2.69%         2.69%
   Net investment loss                              (1.86)%       (2.67)%       (2.63)%
Portfolio turnover rate                                20%           20%           20%

------------------------------
(a)  Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)  Annualized.
    74                                     See Notes to Financial Statements

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited) Cont'd.
             Financial Highlights

                                                   Small Capitalization Value Fund
                                                 ------------------------------------
                                                 Class A       Class B       Class C
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  10.00      $  10.00      $  10.00
Income from investment operations
Net investment loss                                 (0.03)        (0.04)        (0.04)
Net realized and unrealized loss on
   investment transactions                          (0.14)        (0.15)        (0.15)
      Total from investment operations              (0.17)        (0.19)        (0.19)
Net asset value, end of period                   $   9.83      $   9.81      $   9.81
TOTAL RETURN(b)                                     (1.70)%       (1.90)%       (1.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $  5,431      $  2,923      $  3,508
Average net assets (000)                         $  5,640      $  2,275      $  3,360
Ratios to average net assets (c):
   Expenses, including distribution fees             3.40%         4.10%         4.10%
   Expenses, excluding distribution fees             3.10%         3.10%         3.10%
   Net investment loss                              (1.10)%       (1.80)%       (1.81)%
Portfolio turnover rate                                 5%            5%            5%

------------------------------
(a)  Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)  Annualized.
    See Notes to Financial Statements                                     75

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited) Cont'd.
             Financial Highlights

                                                      International Equity Fund
                                                 ------------------------------------
                                                 Class A       Class B       Class C
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  10.00      $  10.00      $  10.00
Income from investment operations
Net investment loss                                 (0.04)        (0.05)        (0.06)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                     (0.08)        (0.09)        (0.08)
      Total from investment operations              (0.12)        (0.14)        (0.14)
Net asset value, end of period                   $   9.88      $   9.86      $   9.86
TOTAL RETURN(b)                                     (1.20)%       (1.40)%       (1.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $  4,392      $  5,780      $  8,535
Average net assets (000)                         $  4,160      $  5,052      $  8,288
Ratios to average net assets (c):
   Expenses, including distribution fees             3.01%         3.76%         3.76%
   Expenses, excluding distribution fees             2.76%         2.76%         2.76%
   Net investment loss                              (1.78)%       (2.51)%       (2.49)%
Portfolio turnover rate                                15%           15%           15%

------------------------------
(a)  Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)  Annualized.
    76                                     See Notes to Financial Statements

       Target Funds        November 3, 1999(a) through January 31, 2000
(Unaudited) Cont'd.
             Financial Highlights

                                                        Total Return Bond Fund
                                                 ------------------------------------
                                                 Class A       Class B       Class C
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  10.00      $  10.00      $  10.00
Income from investment operations
Net investment income                                0.11          0.10          0.10
Net realized and unrealized loss on
   investment transactions                           (.26)         (.26)         (.26)
      Total from investment operations               (.15)         (.16)         (.16)
Less distributions:
   Dividends from net investment income             (0.11)        (0.10)        (0.10)
Net asset value, end of period                   $   9.74      $   9.74      $   9.74
TOTAL RETURN(b)                                     (1.63)%       (1.74)%       (1.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                  $ 11,505      $  7,160      $  6,983
Average net assets (000)                         $ 12,525      $  5,902      $  6,599
Ratios to average net assets (c):
   Expenses, including distribution fees             2.07%         2.52%         2.52%
   Expenses, excluding distribution fees             1.77%         1.77%         1.77%
   Net investment income                             4.40%         3.95%         3.90%
Portfolio turnover rate                                92%           92%           92%

------------------------------
(a)  Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)  Annualized.
    See Notes to Financial Statements                                     77

       Target Funds
             Notes to Financial Statements (Unaudited)

      Target Funds (the 'Trust') is an open-end management investment company. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and Total Return Bond Fund. The Trust was established as a Delaware business trust on July 28, 1999 and did not have any activity until September 2, 1999 when it sold $100,000 to Prudential Investments Fund Management LLC ('PIFM') for 600 Class A, Class B and Class C shares of each of the Funds except Total Return Bond Fund for which it sold 334 Class A shares and 333 Class B and Class C shares. All the Funds are diversified, as defined under the Investment Company Act of 1940, and investment operations commenced on November 3, 1999.

      The Trusts' investment objectives are as follows: Large Capitalization Growth Fund--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500; Large Capitalization Value Fund--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Fund--maximum capital appreciation through investment primarily in small company common stocks that in the investment advisor's opinion should have earnings growth faster than that of a market average companies; Small Capitalization Value Fund--above average capital appreciation through investment in common small company stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Fund--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond Fund--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust, and the Funds in the preparation of its financial statements.

      Securities Valuations:    Securities, including options, futures contracts
and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such
    78

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.

      Short-term securities are valued at cost if their original maturity was sixty days or less. Short-term securities which mature in more than sixty days are valued at current market quotations.

      In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Trust amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          79

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Foreign Currency Translation:    The books and records of the Trust are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of the fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      Options:    The International Equity Funds and the Total Return Bond Funds
may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Funds currently own or intend to purchase. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the
    80

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      A Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. A Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Dividends and Distributions:    The Total Return Bond Fund declares
dividends from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund is treated as a separate tax-paying entity. It is the intent of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

      Deferred Organizational and Offering Expenses:    Certain costs incurred
in connection with the initial offering of shares of the Trust, estimated at $510,000, have been deferred and are being amortized over a 12 month period from the date the funds commenced operations. Estimated organizational expenses of the Trust in the amount of approximately $18,000 incurred prior to the offering of the Trust's shares have been reimbursed by the PIFM.
                                                                          81

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Trust has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Trust. Each of the two advisers of the domestic equity Funds--the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Fund will allocate assets from the better performing of the two advisers to the other.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Oak Associates, Ltd., and
                                             Columbus Circle Investors
Large Capitalization Value................   INVESCO Capital Management, Inc. and
                                             Hotchkis and Willey
Small Capitalization Growth...............   SawGrass Asset Management, L.L.C. and
                                             Fleming Asset Management USA
Small Capitalization Value................   DLJ Asset Management, Inc. and Lazard
                                             Asset Management
International Equity......................   Lazard Asset Management
Total Return Bond.........................   PIMCO

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below and PIFM, in turn, pays each adviser the following fees for its services.

                                                           Total
Fund                                                   Management Fee    Adviser Fee
----------------------------------------------------   --------------    -----------
Large Capitalization Growth.........................         .70%             .30%
Large Capitalization Value..........................         .70%             .30%
Small Capitalization Growth.........................         .70%             .40%
Small Capitalization Value..........................         .70%             .40%
International Equity................................         .80%             .40%
Total Return Bond...................................         .50%             .25%

      The Trust has entered into a distribution agreement with Prudential Investment Management Services LLC (the Distributor or PIMS) for distribution of the Trust's shares.

      Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Trust under Rule 12b-1 of the Investment Company Act of 1940, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of Prudential Securities Incorporated ('PSI') and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Trust shares, including lease, utility, communications and sales promotion expenses.

      Pursuant to the Class A Plan, each Fund compensates the Distributor for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. Such expenses under the Class A Plan were .25% of the average daily net assets of Class A shares for the period ended January 31, 2000.

      Pursuant to the Class B and Class C Plans, each Fund compensates the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of Class B and Class C shares. With respect to the Total Return Bond Fund, such expenses under the Class B and Class C Plans were .75 of 1% of the average daily net assets of the Total Return Bond Fund's Class B and Class C shares for the period ending January 31, 2000.
                                                                          83

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Trust of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the period ended January 31, 2000 as follows:

Fund                                                           Class A     Class C
------------------------------------------------------------   --------    --------
Large Capitalization Growth.................................   $401,200    $582,700
Large Capitalization Value..................................     94,200     134,000
Small Capitalization Growth.................................     35,800      48,300
Small Capitalization Value..................................     32,700      35,900
International Equity........................................     99,700      85,200
Total Return Bond...........................................     48,600      74,500

      From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Trust that for the period ended January 31, 2000, it received the following amounts in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders.

Fund                                                             Class B    Class C
--------------------------------------------------------------   -------    -------
Large Capitalization Growth...................................   $14,700    $11,500
Large Capitalization Value....................................     5,000      2,600
Small Capitalization Growth...................................     2,300      1,300
Small Capitalization Value....................................     1,400        900
International Equity..........................................     3,300      1,900
Total Return Bond.............................................     1,100      1,400

      PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America. ('Prudential')

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent. The following amounts represent the fees PMFS charged for the period ended January 31, 2000 as well as the fees due PMFS as of January 31, 2000.

                                                       Amount incurred
                                                           for the          Amount Due
                                                         period ended         as of
                                                         January 31,       January 31,
Fund                                                         2000              2000
----------------------------------------------------   ----------------    ------------
Large Capitalization Growth.........................       $ 16,900           $8,800
Large Capitalization Value..........................          4,300            2,300

    84

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                       Amount incurred
                                                           for the          Amount Due
                                                         period ended         as of
                                                         January 31,       January 31,
Fund                                                         2000              2000
----------------------------------------------------   ----------------    ------------
Small Capitalization Growth.........................       $  2,700           $1,500
Small Capitalization Value..........................          2,100            1,100
International Equity................................          3,500            1,800
Total Return Bond...................................          2,300            1,200

      For the period ended January 31, 2000, PSI earned approximately $2,500 and $1,200 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Value Fund and Small Capitalization Growth Fund, respectively.

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding short-term investments and written options, for the period ended January 31, 2000 were as follows:

Fund                                                    Purchases        Sales
-----------------------------------------------------  ------------   ------------
Large Capitalization Growth..........................  $184,122,650   $ 19,127,038
Large Capitalization Value...........................    26,406,764      1,299,471
Small Capitalization Growth..........................    15,831,974      2,566,819
Small Capitalization Value...........................    12,135,668        532,572
International Equity.................................    20,257,291      2,616,940
Total Return Bond....................................    56,770,435     25,952,409

      The federal income tax basis and unrealized appreciation (depreciation) of each of the Funds' investments, excluding written options as of January 31, 2000, were as follows:

                                                    Net
                                                Unrealized
                                               Appreciation          Gross Unrealized
Fund                              Basis       (Depreciation)    Appreciation   Depreciation
-----------------------------  ------------   ---------------   ------------   ------------
Large Capitalization
  Growth.....................  $167,990,281    $   25,946,932   $ 30,006,080    $ 4,059,148
Large Capitalization Value...    26,895,093        (1,759,021)       574,090      2,333,111
Small Capitalization
  Growth.....................    14,333,398         1,330,801      2,069,680        738,879
Small Capitalization Value...    12,792,098          (361,627)       735,054      1,096,681
International Equity.........    18,842,153          (157,751)       316,504        474,255
Total Return Bond............    35,971,425           (77,498)        82,556        160,054

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in options written during the period ended January 31, 2000, were as follows:

                                                               Number of    Premiums
Total Return Bond Fund                                         Contracts    Received
------------------------------------------------------------   ---------    --------
Options written.............................................       40       $18,222
                                                                   --
                                                                            --------
Options outstanding at January 31, 2000.....................       40       $18,222
                                                                   --
                                                                   --
                                                                            --------
                                                                            --------

Note 5. Capital
The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at January 31, 2000, PIFM owned 600 Class A, B and C shares of each of the Funds except Total Return Bond Fund for which it owned 334 Class A shares and 333 Class B and C shares. In addition to the above, Prudential owns 209,063 Class A shares of Small Capitalization Growth Fund, 330,835 Class A shares of Small Capitalization Value Fund and 748,741 Class A shares of Total Return Bond Fund.

      Transactions in shares of beneficial interest during the period November 3, 1999 (commencement of investment operations) through January 31, 2000 were as follows:

                                                          Shares
                                                        Issued in                            Increase
                                        Shares         Reinvestment         Shares           in Shares
Fund                                     Sold          of Dividends       Reacquired        Outstanding
---------------------------------    -------------     ------------     --------------     -------------
Shares
---------------------------------
Large Capitalization Growth
  Fund...........................       18,531,023             --           (1,696,947)       16,834,076
  Class A                                3,400,986             --           (1,332,617)        2,068,369
  Class B                                4,663,376             --             (171,278)        4,492,098
  Class C                               10,466,661             --             (193,052)       10,273,609
Large Capitalization Value
  Fund...........................        3,066,534          4,525             (404,482)        2,666,577
  Class A                                  706,274            930             (301,655)          405,549
  Class B                                  890,088          1,330              (31,980)          859,438
  Class C                                1,470,172          2,265              (70,847)        1,401,590
Small Capitalization Growth
  Fund...........................        1,712,286             --             (337,006)        1,375,280
  Class A                                  756,499             --             (305,464)          451,035
  Class B                                  441,836             --              (15,315)          426,521
  Class C                                  513,951             --              (16,227)          497,724
Small Capitalization Value
  Fund...........................        1,367,016             --             (158,610)        1,208,406
  Class A                                  677,782             --             (125,044)          552,738
  Class B                                  314,917             --              (16,911)          298,006
  Class C                                  374,317             --              (16,655)          357,662

       Target Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                          Shares
                                                        Issued in                          Net Increase
                                        Shares         Reinvestment         Shares           in Shares
Fund                                     Sold          of Dividends       Reacquired        Outstanding
---------------------------------    -------------     ------------     --------------     -------------
International Equity Fund........        2,887,422             --             (992,149)        1,895,273
  Class A                                1,385,779             --             (941,871)          443,908
  Class B                                  609,312             --              (23,414)          585,898
  Class C                                  892,331             --              (26,864)          865,467
Total Return Bond Fund...........        3,139,546         21,742             (528,913)        2,632,375
  Class A                                1,616,144         11,957             (447,132)        1,180,969
  Class B                                  763,970          4,623              (33,828)          734,765
  Class C                                  759,432          5,162              (47,953)          716,641

                                                        Net Asset
                                                          Value                            Net Increase
                                                        of Shares                          in Net Assets
                                     Net Proceeds       Issued in          Cost of           from Fund
                                      from Shares      Reinvestment         Shares             Share
Fund                                     Sold          of Dividends       Reacquired       Transactions
---------------------------------    -------------     ------------     --------------     -------------
Amount
---------------------------------
Large Capitalization Growth
  Fund...........................    $ 190,125,296       $     --       $  (18,409,779)    $ 171,715,517
  Class A                               35,682,668             --          (14,348,308)       21,334,360
  Class B                               48,375,800             --           (1,902,041)       46,473,759
  Class C                              106,066,828             --           (2,159,430)      103,907,398
Large Capitalization Value
  Fund...........................       30,381,716         42,947           (3,943,715)       26,480,948
  Class A                                6,941,358          8,829           (2,946,630)        4,003,557
  Class B                                8,813,165         12,619             (310,669)        8,515,115
  Class C                               14,627,193         21,499             (686,416)       13,962,276
Small Capitalization Growth
  Fund...........................       17,680,767             --           (3,659,327)       14,021,440
  Class A                                7,750,934             --           (3,317,404)        4,433,530
  Class B                                4,683,230             --             (167,434)        4,515,796
  Class C                                5,246,603             --             (174,489)        5,072,144
Small Capitalization Value
  Fund...........................       13,648,564             --           (1,576,750)       12,071,814
  Class A                                6,770,071             --           (1,242,463)        5,527,608
  Class B                                3,142,429             --             (168,902)        2,973,527
  Class C                                3,736,064             --             (165,385)        3,570,679
International Equity Fund........       29,292,094             --          (10,242,833)       19,049,261
  Class A                               14,185,977             --           (9,731,675)        4,454,302
  Class B                                6,148,015             --             (236,312)        5,911,703
  Class C                                8,958,102             --             (274,846)        8,683,256
Total Return Bond Fund...........       31,329,117        213,417           (5,211,518)       26,331,016
  Class A                               16,137,708        117,387           (4,407,155)       11,847,940
  Class B                                7,609,907         45,359             (332,544)        7,322,722
  Class C                                7,581,502         50,671             (471,819)        7,160,354

Target Funds

Getting the Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                                        www.prudential.com (800) 225-1852

PERFORMANCE REVIEW
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Performance Review that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Target Funds

Getting the Most From Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT AUDITOR'S REPORT
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                                www.prudential.com (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical
 $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Target Funds

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                                 www.prudential.com (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Robert F. Gunia
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
David F. Connor, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

Fleming Asset Management USA
320 Park Avenue, New York, NY 10022

Hotchkis and Wiley
800 West Sixth St., Los Angeles, CA 90017

INVESCO Capital Management, Inc.
1315 Peachtree Street, Suite 500
Atlanta, GA 30309

Lazard Asset Management
30 Rockefeller Plaza, New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company
840 Newport Center Drive, Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court, Jacksonville, FL 32224

DLJ Asset Management, Inc.
277 Park Avenue, New York, NY 10172

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower, 321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852
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